                            CONFIDENTIAL TREATMENT
                TREX MEDICAL CORPORATION HAS REQUESTED THAT THE
                 MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED
               CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED.

                              DUPLICATE ORIGINAL



                                 OEM-Agreement

between
          LORAD Corporation
          A subsidiary of Thermo Trex Corporation
          36 Apple Ridge Road
          Danbury, Connecticut 06810
          USA

hereinafter referred to as "LORAD"


and
          Philips Medical Systems North America Company,
          Division of Philips Electronics North America Corporation
          P. O. Box 860
          710 Bridgeport Avenue
          Shelton, Connecticut  06484

hereinafter referred to as "PMSNA"

Subject:  Supply of Mammography Systems

1.        Introduction and Definition

1.1       Introduction

Whereas, LORAD is a company engaged in development, production and supply of, among other products, mammography systems;

Whereas, LORAD has designed and developed a mammography system
LORAD's ************* is willing to modify it according to legal requirements and certain PMSNA specifications and is interested in meeting PMSNA's requirements for such modified product on an exclusive and long-term, original equipment manufacturer basis;

Whereas, PMSNA desires to purchase from LORAD a minimum quantity of said product, modified for PMSNA as further specified in this OEM Agreement and the Exhibits hereto, for resale either directly and/or through PMSNA or its associated company Philips GmbH, its/their distributors, agents and dealers;

Whereas, LORAD and PMSNA want to establish the terms and conditions under which during the term of this Agreement LORAD shall supply the modified **** system to PMSNA for subsequent resale throughout the world.


NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND
PREMISES HEREINAFTER SET FORTH, THE PARTIES HERETO HAVE
AGREED AS FOLLOWS:

1.2       Definitions

1.2.1     "Agreement"
          shall mean this present document and all the Exhibits and other documents incorporated by reference herein or attached hereto and signed or initialed by the parties hereto, all of which Exhibits or other documents are an integral part hereof.

1.2.2     "Component(s)"
          shall mean all parts to be supplied by PMSNA as further defined in Section 4.5.1.

1.2.3     "Confidential Information"
          means any and all information whether obtained or given orally or in writing concerning either party not generally known to persons not associated with the disclosing party, including, without limitation, information about product research and development, manufacturing processes and techniques, samples, drawings, customer marketing and new product data, trade secrets, computer programming techniques and business strategy, financial data and all other proprietary or trade secret information of whatever description.

1.2.4     "Documentation"
          shall mean the technical documentation by type or subpart for Product(s) including, without limitation, electrical diagrams and parts lists, necessary to incorporate the Product in or connect to other PMSNA systems, respectively to service and sustain the Product in the field, all as further specified in Exhibit 3, Exhibit 4 and Section 3.1.2 hereto.

1.2.5     *********************
          shall mean that part of the Territory in which ****************
***********************************************************************.

          The ******************************** at the beginning of the Term of
***************************************************************************
**************** in Exhibit 9 hereto.  ************************ will, in any event, ****************** throughout the Term.

          The extent of *********************** will be reviewed by the parties on an on-going basis in order to ******************************** given LORAD's other, present contractual commitments, taking into account *****************
*****************************************************************************
*****************************************************************************
********************************************************.

          LORAD agrees to use all reasonable efforts to *********************
****************************.

1.2.6     "First Commercial Delivery"
          means the earliest date on which Product which conforms to the Specifications and which has successfully completed testing as set forth in
Section 3.2 below, for which a Release for Delivery Certificate is issued and for which all legal and regulatory requirements for distribution and marketing in **************************** have been met, is delivered to a customer of

PMSNA ******************** in the ordinary course of PMSNA's business. Delivery of Product to a clinical site as an investigational device or for evaluation for marketing purposes or to serve as a "show" or "seed" site for demonstration of the Product to prospective customers shall not be considered to be a delivery in the ordinary course of PMSNA's business.

1.2.7     "Form, Fit or Function"
          means items, components, or processes that are sufficient to enable physical and functional interchangeability, in particular as to source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements.

1.2.8     "Know-How"
          shall mean all the information relating to the design, development, production, testing, and servicing of Products as manufactured by or for LORAD, which is in its possession or under its control and as will be sufficient to enable PMSNA or a Philips Associated Company to manufacture or have manufactured and service Products. All such Know-How shall be in a legible and reproducible form.

1.2.9     "OEM"
          means original equipment manufacturer.

1.2.10    "Option(s)"
          means all those parts or accessories for Product(s) which can be ordered from LORAD and be shipped on request. They will be specified, as necessary, in close consultation between LORAD and PMSNA. They are listed or may later be added to Exhibit 1 or Exhibit 2 hereto and identified by a special PMSNA code number.

1.2.11    "Philips Associated Companies"
          shall mean any and all companies, firms and legal entities with respect to which now or hereafter Philips Electronics N.V. directly or indirectly holds 50% or more of the nominal value of the issued share capital or has 50% or more of the voting power at general meetings or has the power to appoint a majority of the directors or otherwise directs the activities of such company, firm or legal entity but any such company firm or legal entity shall be deemed a
Philips Associated Company only as long as such holding or power exists.

1.2.12    "Product(s)"
          jointly and severally shall mean the PMSNA versions of LORAD's ********** mammography systems including Options and accessories, as further set forth in the Specifications, including any changes thereto, as well as such new models and options and accessories as the parties hereto may agree to include under this Agreement by amendment to this Agreement and Exhibits
1 and 2 hereto.

          LORAD will manufacture the PMSNA version of LORAD's **** mammography system in two configurations, for resale in, ******************* **************************************. The differences in specifications and pricing for each configuration shall be as set forth in Exhibits 1 and 2. The term "Product(s)" as used in this Agreement means either or both of these configurations.

1.2.13    "Purchase Order(s)"
          shall mean the purchase order(s) for Products which will be placed by the Purchasing Department of PMSNA or of Graner Company under this Agreement.

1.2.14    "Software/Firmware"
          shall mean all computer programs either on disk, diskettes or embedded in other carriers (e.g. PROMS etc.) consisting of the set of logical instructions and tables of the information which guide the functioning of the processors, such programs include all necessary operating system software, application software, related documentation useful with Software/Firmware such as functional descriptions, design documentation, program description and listings as well as the source code versions thereof on disk, all as specified in Exhibit 1 and Exhibit 2 hereto.

1.2.15    "Spare Part(s)"
          shall mean those items listed as such in Exhibit 1 and Exhibit 3 (Spare Parts, Prices and other Service Aspects) hereto and any and all other components or items necessary to allow PMSNA or its customers to keep the Product in good repair throughout its useful life.

1.2.16    "Specification(s)"
          shall mean the final functional requirements, technical specifications, drawings, documentation and other requirements of the Product(s) all as set forth in this Agreement and in Exhibit 1 and in Exhibit 4 hereto and such amendments thereto as the parties hereto may agree upon from time to time, in writing.

1.2.17    "Term"
          means the time period set forth in Section 13.1 below and any extensions thereof.

1.2.18    "Territory"
          shall mean **************************.

1.2.19    "Time Schedule"
          shall mean the time schedule attached hereto as Exhibit 6.

2.        Scope of Agreement

2.1       Delivery and Purchases

Subject to the terms of this Agreement, LORAD agrees to manufacture and to supply and deliver Product(s), Option(s) and Spare Parts (such manufacture, supply and delivery of Product(s) in PMSNA's trade dress and of any Option(s) and Spare Parts which are unique to Product(s), being exclusively to PMSNA) and

PMSNA agrees to purchase and take delivery of Product(s), Option(s) and Spare Parts from LORAD for marketing, subsequent resale, installation, service and maintenance in the Territory.

2.2       Branding and Trademark

The Product will be sold under PMSNA's trademark "mammo DIAGNOST
3000" or "MD 3000" and will be branded with the "Philips" logo and shield emblem and/or any other trademark or brandname as may be specified by PMSNA from time to time in writing. The trademarks or trade names to be applied will either be in the form of labeling provided by PMSNA or be printed on the products, packaging, manuals or other documentation in accordance with written instructions provided by PMSNA.

2.3       Marketing Rights/License

2.3.1     Marketing

LORAD herewith grants to PMSNA the ***************************** to sell, install, maintain and/or repair the Product(s) and/or the individual items thereof, within the Territory. **********************************************
**********************************************:

     *    **************************************************

     *    **********************************************************************
          **********************************************************************
          ***************************.

****************** in or for use in the Territory.

LORAD further agrees that certain parts of the Territory shall be the Exclusive Territory of PMSNA in that LORAD's **** product will not be offered for sale there in any form other than as the Product(s) as set forth in Section 1.2.6 of this Agreement. **************************************************************
******************************************************************************
*************************************************************************
*************************************************.

With regard to distribution ************************************************
***************************************************************************
*****************************.

2.3.2     Regulatory Requirements

LORAD agrees to obtain for PMSNA all regulatory approvals and clearances necessary for distribution and marketing of the Product(s), Option(s), Spare Parts, upgrades or enhancements in **************************** (and shall notify PMSNA when such are obtained), to indemnify and hold harmless
PMSNA from and against any and all civil penalties assessed against PMSNA under the United States Food, Drug and Cosmetic Act as a result of LORAD's not having obtained such approvals and clearances before distribution and marketing begins, and also to provide to PMSNA all documentation and assistance which is reasonably necessary for PMSNA or a Philips Associated Company to complete all submittals for the regulatory or other governmental approvals and clearances necessary for marketing and distribution of Product(s), Option(s), Spare Parts, or upgrades or enhancements to them, elsewhere in the Territory, in addition to assuring, that the Product(s) meets all the requirements and standards listed in the Specification, including labeling and certifications of compliance as set forth in the Specification.

Furthermore, LORAD agrees to provide PMSNA with all current information of the kind which is generally made available by manufacturers of medical devices to their sales and service personnel concerning hardware and Software/Firmware modifications or upgrades to the Product.

2.3.3     Marketing of Other Products/Right of First Refusal

If LORAD wishes to commercially exploit other products in the field of mammography, similar to or derived from the Product with any equipment manufacturer other than PMSNA, LORAD shall first give PMSNA an opportunity to investigate whether such new product or application may be of interest to PMSNA. LORAD shall give PMSNA timely notice and provide PMSNA with all relevant information concerning the product or application to enable PMSNA to perform its investigation in a reasonable time period not exceeding **************, or such longer period as the parties may agree upon. Subject to the confidentiality obligations in Article 12 below, LORAD also agrees to keep
PMSNA advised of LORAD's progress in the development of LORAD's ********* and other new product developments, upgrades and/or technological advancements with respect to LORAD's mammography product line.

If LORAD offers *************************************************************
*******, the cost to PMSNA thereof shall not be higher than the PMSNA version of LORAD's ****.

If PMSNA is interested, the parties shall in good faith negotiate the terms for PMSNA's or Philips Associated Company, Philips GmbH's purchase of such a new product or application.

If the parties do not agree in principle within that time to reasonable terms and conditions, LORAD shall be free to market such product or application in any manner it deems fit provided distributorship is not offered to anyone else on terms equal or better than those offered to PMSNA.

LORAD agrees to make available to PMSNA all minor updates and improvements which it develops for LORAD's **** product, at no additional charge.

3.        Product

3.1       Product Definition

3.1.1     Specification

The Specifications for the Product to be called the mammoDIAGNOST3000 or MD3000 are incorporated and made a part of this Agreement as Exhibit 1 and
Exhibit 4.

The implementation of the biopsy unit "CYTOGUIDE" is essential for the execution of this Agreement. A material deviation from the Time Schedule (Exhibit 6) may be considered a material breach and a cause for termination of this Agreement as set forth in Section 13.2 hereof.

LORAD agrees to adapt the Specifications of the Product as a result of tests performed together by LORAD and PMSNA or according to further requirements of PMSNA (subject to acceptance of such additional requirements by LORAD) and will update the Specifications and provide PMSNA with the revised version thereof. Upon written agreement of LORAD and PMSNA such revised Specifications will be added to this Agreement and replace the earlier version thereof.

3.1.2     Operator's Manuals

Part of the Product will also be the Operator's Manual, written in English, German, Spanish and French, as set forth in Exhibit 6. Such Operator's
Manual shall comply with the legal requirements of ************************* *** and be made in accordance with the Philips house-style manual, an example of which shall be supplied by PMSNA. LORAD shall be solely responsible for the content of these manuals, even though they are in Philips' standard format and even though parts of them may not be identical to the manuals LORAD has prepared for its own version of the ****. PMSNA shall be responsible for the preparation and cost of translation into all languages other than those listed in Exhibit 6, as may be required and for the expense of any arrangements made with LORAD for distribution of Operator's Manuals in such other languages. Except for ****************************, PMSNA shall be responsible for compliance of the Operator's Manual with the legal requirements of all jurisdictions if such requirements are not set forth in the Specification.

3.2       Testing, Type-Approval, Release for Delivery

Prior to execution of this Agreement LORAD has consigned to PMSNA and Philips Associated Company Philips GmbH - free of charge - certain Test Unit prototypes. As a result of initial tests PMSNA may require that certain additions, alterations or modifications in the Product are incorporated in order to reach full compliance with PMSNA's requirements.

LORAD will provide PMSNA with a second Test Unit for the version of the **** to be sold ************************************************** and a third Test
Unit for the version of the **** to be sold **********************************
********************** (or, collectively with the Test Units LORAD consigned to PMSNA or Philips GmbH earlier, the "Test Units") both of which will fully comply with the Specification and with such changes as may be agreed upon by LORAD and PMSNA. LORAD will provide PMSNA with the results and supporting data of all tests performed within its development department, all in substantial compliance with the Time Schedule in Exhibit 6 hereto.

Together with the Test Units LORAD shall provide PMSNA with the preliminary Documentation and technical service information.

The parties shall decide by the mutual consent by their respective project teams whether the tests should be performed in Hamburg or in Danbury at LORAD's facility. If the Test Unit(s) will be evaluated in Hamburg they shall be delivered F.O.B. at LORAD's facility in Danbury, Connecticut ("F.O.B." as used in this Agreement is that term as defined in the Connecticut Uniform Commercial Code, C.G.S. sec. 42a-2-319). If the tests are to be performed at

LORAD's site, adequate space, tools/test-equipment and support will be given to PMSNA's personnel at no additional charge.

PMSNA will execute such type-approval tests as PMSNA may reasonably require to satisfy PMSNA that the Test Units conform to the latest version of the Specifications and PMSNA shall keep LORAD informed of the results of the tests and will give LORAD a reasonable opportunity to be present at said tests.

a. If, as a result of these tests, PMSNA is of the reasonable opinion, to be confirmed in writing, that certain additions, alterations or modifications in the Test Unit(s) are required in order that the Test Unit(s) comply with the latest version of the Specification(s) or to eliminate faulty or substandard workmanship and/or material, LORAD undertakes to modify and to make same in the Test Unit(s) and to supply to PMSNA all at LORAD's cost and expense, the changed Test Unit(s).

b. If, as a result of these tests, PMSNA desires modifications or enhancements of the Test Unit(s) in excess of the latest version of the Specification(s) and which were not earlier agreed upon, then, if both parties hereto so agree, LORAD will provide a quotation and a revised Time Schedule for PMSNA's approval and the execution by LORAD of any such modifications or enhancements shall be the subject of a separate Purchase Order by PMSNA.

Upon the finalization of the tests and changes requested by PMSNA and agreed upon by LORAD and if PMSNA is reasonably satisfied, that the second and third Test Unit comply with their Specifications, PMSNA shall provide LORAD with a written Release for Delivery Certificate signed by an officer of PMSNA.

The version of the Product including the CYTOGUIDE will require a similar procedure for testing and release for distribution as described above, all in substantial compliance with the Time Schedule.

Upon PMSNA's satisfaction that the Test Units conform to the Specification(s) or should the Test Units fail to comply with the Specification(s) after the tests described above, the Test Units shall either (i) be returned to LORAD in the same manner delivered to PMSNA or (ii) be purchased by PMSNA at a price to be agreed upon between the parties.

Any new or replacement version of the Product(s) and Option(s) for PMSNA, shall require a similar procedure for testing and release for distribution as described above.

3.3       Modifications, Engineering Change Control

Once PMSNA has released the Product for delivery LORAD shall not, except as may be required by law, make any changes or modifications in the Product(s), Spare Part(s) or Option(s) and/or the Specification(s) which affect Form, Fit or Function, intended use, labeling, listing or other certification by standards agencies (as set forth in this Agreement and the Specification(s) or which affect government approvals or clearances of the Product(s) or Option(s) or which affect the Spare Part(s) stock, without the prior written consent of PMSNA. PMSNA's consent shall not be unreasonably withheld.

The foregoing provision is intended, in particular, to assure continuing conformity with the Specification(s).

This requirement, however, does not preclude LORAD from using equivalent components and parts that do not affect Form, Fit or Function of the Product(s) and/or interchangeability of Spare Part(s) and/or compliance with the Specifications, Standards, Approval or Certifications.

In the event LORAD uses such equivalent components and/or parts LORAD shall provide PMSNA with an updated version of the Documentation as soon as possible without additional charge to PMSNA.

PMSNA shall advise LORAD of any changes or modifications to the Components which may effect Form, Fit and Function of the Component(s) in Product(s), work with LORAD to incorporate the changed or modified Component(s) into Product(s) and be responsible for any incremental expense caused by changes or modifications in Component(s).

If LORAD wishes to make a modification requiring PMSNA's consent, LORAD shall, with sufficient lead time for PMSNA to process the request before the modification is scheduled to be implemented, notify PMSNA in writing of the proposed modification. The documentation and Philips terminology used for the approval process for such modifications is:

ECR (Engineering Change Request): a standard form sheet, to be used for all engineering and design data regarding such proposed modifications.

ECC (Engineering Change Committee): the PMSNA committee responsible for discussing and deciding about such proposals.

ECO (Engineering Change Order):     the form sheet on which decision of the
ECC will be documented and released.

                                     For a sample of form sheets see Exhibit 5.

In order to assist PMSNA in expediting these approvals, LORAD agrees to submit ECR's and ECO in the format prescribed.

3.4       Proposals

During production of the Test Unit(s) PMSNA's technical, quality and service experts are entitled to make suggestions and proposals, but such suggestions and proposals shall be binding on LORAD and PMSNA only if confirmed in a document signed by authorized representatives of both parties.

3.5       New Type of Product under this Agreement

If the parties hereto wish to introduce a new type of Product under this Agreement, LORAD shall - before the start of commercial deliveries of such new type of Product - execute such type approval tests as are approved by PMSNA in order to ascertain that the new Product conforms to its Specifications. LORAD shall promptly provide PMSNA with the evidence thereof whereupon the Agreement shall be amended to reflect any such change to the Specification.

3.6       Continuity of Production, Supply of Products

In the event LORAD wishes to stop production of Product(s) LORAD shall inform PMSNA thereof as early as possible but, in any event, at least ********* ********* prior to the date that production would be discontinued. PMSNA shall then have the opportunity to place a final Purchase Order in such quantities as PMSNA may require and LORAD shall accept such Purchase
Order(s) at a reasonable price (not exceeding that set forth in Exhibit 2 if such
production is discontinued during the time schedule set forth in Exhibit 2) to be agreed upon by the parties in good faith. *******************************
******************************************************************************
***************************************************** from the date of the
First Commercial Delivery under this Agreement, special attention to be given to the Spare Part(s) supply as set forth in Exhibit 3 hereto, paragraphs 7 and 10 thereof.

********************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************
******************************************************************************
*******************************************************************************
********************** as set forth in Section 11.2 which LORAD
********************************************************************************
******************** ******************************** production of which
LORAD has also decided ******************************************************
********************************************** *****************
********.  Such approval shall not be unreasonably withheld by LORAD.

4.        Planning and Ordering

4. 1      Minimum Purchases

PMSNA agrees to purchase a minimum of eight hundred (800) units of Product(s) during the Term. Purchases on an annual basis shall be:

      Year 1       Year 2        Year 3            Year 4    Year 5
      ------       ------        ------            ------    ------
     ********  **********     ***********         ********** ***********


     *     *****************************************************************
           *************************************** *************************


******** by PMSNA **********************************************************
minimum purchase quantity of eight hundred units (800), ******************** *************************** *************. PMSNA's ********* may be ******
**************************************************************************
*****************************************************************************
******************************************************************************
********************************.

********************************************************************************
******************** ********.  The start of a year for the purposes of the
********************************************************************************
******************** **************************************************.

4.2       General Planning

PMSNA and LORAD expect an increase in manufacturing and sales activity for the Product(s) as indicated in Section 4.1 and Exhibit 2 hereto in response to customer demand during the first years of the Term. The figures in Section 4.1 and Exhibit 2 hereto and in later PMSNA forecasts, are not intended as
Purchase Orders, but rather as an indication, for planning purposes, of expected market activity. Delivery dates, quantities, options included and configuration of each unit of Product shall be specified by PMSNA only by Purchase Order using the procedure described in Section 4.3 below. **********
**********************************************************************
**************************************************************************
**************** minimum purchase volume above) ************** minimum purchase commitment of eight hundred (800) units****************************** ******************* as set forth in Section 4.1 hereof.

4.3       Forecast

4.3.1     Rolling Forecast, "Just in Time" Deliveries

A mutually satisfactory procedure will be established in which production and shipment of Product(s) and Spare Part(s) is matched as closely as possible with the related demand set by orders from PMSNA's customers.

The demand will be transmitted to LORAD by fax or telex as a rolling forecast with the following information:

Rolling Forecast:

- - -     ********************** for ********************** will be renewed and issued to LORAD on or about the *****************************************
      ************** according to the following ********************************
      ******************** forecast, during:

      -    months 1-3   ***************** indicated on an issue of
                        ********************** for **************************
                        **********.

           ********************************************************************
******************************************************************************
*******************************************************************************
********************************** rolling forecast *****************
***************************************************************
************ **************.

      -  ***********:   *****************************************************
                        **************************************************
                        **** rolling forecast) ***************************
                        *************************************************
                        ********.

LORAD will use this planning to assure delivery of Product(s) and Option(s) "just in time" within the requested delivery dates.

In order for PMSNA to minimize shipping and handling expenses, **********
**********************************************************************
*******************.

4.3.2     Additional Quantities

Although it is the intention of the parties to assure a smooth delivery schedule in accordance with *****************************, PMSNA may require additional deliveries *********************** as indicated. Then, LORAD shall use its best efforts to supply such additional quantities.

4.3.3     Shortage or Lack of Parts

Subject to Article 14 hereof, if LORAD can no longer or expects that it will not (on short notice) be able to supply Product(s) to PMSNA because of a shortage or lack of components and/or Spare Part(s), LORAD shall immediately inform
PMSNA thereof and, at its own expense, take all steps which are reasonable in the circumstances, including a redesign of the Product(s), to obtain an additional supplier or suppliers for such component or Spare Part.

The redesigned product shall be subject to the procedure set forth in Article 3 of this Agreement.

4.4       Order and Delivery

4.4.1     Purchase Orders

At the beginning of each month PMSNA shall issue separate Purchase Orders containing the consolidated figures as agreed upon.

Each Purchase Order shall specify at a minimum:

      PMSNA-12-digit-code number
      Price
      Quantities and
      Requested delivery day/week,

to cover at least the period of the commitment of the rolling forecast as mentioned above.

The "requested delivery" specified for each shipment will be the date for "receipt by PMSNA at the address stated on the Purchase Order form."

All Purchase Orders shall be deemed to incorporate and be subject to the terms and conditions of this Agreement, as well as any supplemental terms and conditions agreed to in writing by authorized representatives of the parties. No other terms and conditions contained on any Purchase Order form or any other form, agreement or correspondence originated by either party, shall apply.

4.4.2     Confirmation, Delivery Dates

Purchase Orders will be confirmed by LORAD within one (1) week after receipt by mail or telefax. They shall then be binding on LORAD and PMSNA as set forth in Section 4.3.1 above and may be canceled only if LORAD or PMSNA materially defaults in its execution thereof or if otherwise agreed upon between the parties hereto.

LORAD shall take adequate delivery and transportation times into account and shall meet the agreed upon delivery dates for each Purchase Order. Any deviation from the delivery date specified which can be foreseen during execution of a Purchase Order will be communicated to PMSNA immediately.
The delivery date for a unit of Product will normally be **************** after receipt of PMSNA's Purchase Order, but may be earlier or later if the parties so agree.

LORAD shall take adequate delivery and transportation times into account and shall meet the agreed upon delivery dates. Any deviation which can be foreseen during execution of a Purchase Order will be communicated to PMSNA immediately.

4.4.3     Late Deliveries, Compensation

If LORAD fails to meet an agreed delivery date and the delay is not caused by Component(s), the invoice price of the respective Product shall be ********** ******************************************** for each week delivery is delayed,
****************************************************, as compensation to
PMSNA for such late delivery. Subject to Article 14 hereof, if a delay extends beyond three months, PMSNA shall be entitled to cancel or terminate the pertaining Purchase Order(s) and/or demand compensation for non-fulfillment, without prejudice to any other rights accruing under this Agreement, in law or in equity and subsequently the minimum purchase commitment pursuant to
Section 4.1 will be reduced. In no event, however, shall a minor delay in delivery of a single unit of Product or any infrequent, unrelated delays in deliveries of Product(s) or any delay by LORAD in meeting a disproportionately large demand for Product(s) made by PMSNA outside the planning procedure in
Section 4.3.1 hereof be deemed sufficient to allow PMSNA to cancel or termi-nate this Agreement or effect a reduction in the minimum quantity in Section
4.1 above.

The compensation described above shall be PMSNA's sole remedy for any delay in the delivery of a unit of Product which is less than three (3) months.

4.5       Components Specific to the PMSNA Version

4.5.1     General

LORAD agrees - upon request of PMSNA - to build into and/or ship with the Product(s) the following Components, which shall be furnished by PMSNA at no charge to be used for the Product(s):

            ************************************
            *******************
            ******************
            **********************

Provision will be made by LORAD to integrate these Components into the Product(s) as specified in Exhibit 1. LORAD shall be responsible for the overall design and performance of the Product(s) not only as regards the Product(s) meeting the Specifications (except as to the specifications for Component(s)), but also as to their achieving the quality normally expected of products in the medical x-ray industry and of LORAD's own products.

The technical responsibility for the Components themselves, however, will remain with PMSNA.

The Components will be used solely for the Products and shipments to PMSNA or to Philips Associated Companies. They shall not be used for other products or applications nor for shipments to any third party, unless specifically agreed to by PMSNA in writing.

All parts left over will be returned to PMSNA upon termination or expiration of this Agreement.

4.5.2     Logistic Procedure

PMSNA will keep adequate stocks of Components at the warehouse of the Graner Company in Port Chester, New York, to enable "just in time" supply to LORAD. LORAD's monthly demand should be transmitted to Graner and shipment requested, giving adequate advance notice. The stock of Components at LORAD shall not exceed the quantity needed for the next month's production of Product(s).

LORAD will handle these Component(s) like any other parts contained in the Product (i.e. planning, ordering, incoming inspection, stock keeping, technical supervision) at no extra cost to PMSNA and will use the same degree of attention and care that it uses for its own property and inventory control.

The details of Component(s), leadtimes, addresses and procedures shall be as set out in this Section, in Section 6.5 of this Agreement and in Exhibits 1 and 7 hereto.

4.5.3     Spare Parts, Replacement, Repair

Any Spare Part(s) required for repair or replacement of Component(s) will be provided directly (by Philips GmbH) to PMSNA and Philips Associated Companies.

4.5.4     Invoicing for Components

PMSNA and LORAD shall establish a "no charge" consignment invoice procedure to track shipments of Components to LORAD.

4.5.5     Components Consigned to LORAD

Components will be shipped by PMSNA to LORAD F.O.B. Danbury, Connecticut. LORAD shall be responsible for all risk of loss or damage to Components consigned to LORAD while they are in LORAD's custody.

5.        Pricing

5.1       Prices

During the term of this Agreement PMSNA will purchase and accept from LORAD Products at the prices specified in Exhibit 2 hereto.

All agreed modifications made at PMSNA's request and listed in Exhibit 1 hereto as well as the engineering work for the CYTOGUIDE adaptation are included in the price of the Product.

It is expressly understood that PMSNA's going prices in the market have to be competitive with similar products. In the event of unforeseen circumstances affecting LORAD or PMSNA or both and/or in the event the price/performance ratio of Products deteriorates as compared to competitive products, the parties hereto will jointly review the situation and attempt to find a solution reasonably acceptable to both parties.

Prices include adequate packing and royalties for licenses, if any, for Software/Firmware for each Product.

All prices are expressed in United States dollars ($).

5.2       Price Changes, Binding Prices

The prices of the Products set forth in Exhibit 2 hereto shall remain valid for **** ***** from the date of the First Commercial Delivery under this Agreement.

Should any future price negotiations extend beyond the price validity period the prices valid for the previous period will continue in effect until such time as the parties have reached mutual agreement on the new prices.

5.3       Most Favored Treatment

In the event, that during the Term, LORAD would normally ***************** it supplies on an OEM basis or LORAD's distributors/dealers *****************
***************************************************************
******************************************************************************
******************************************
********************************************************************************
*******************************************************************************
***********************************.

5.4       Delivery Conditions, Transportation

Products and Spare Parts shall be delivered F.O.B. at LORAD's facility in Danbury, Connecticut.

PMSNA shall be responsible for shipping arrangements.

5.5       Payment Conditions

Payment from PMSNA to LORAD shall be made within ************************, after date of invoice and delivery. A finance charge not to exceed the lesser of

*************************** or the maximum rate allowed by law, may be assessed by LORAD against any balance due LORAD which is not paid when due.

5.6       Advance or Excess Deliveries

Unless mutually agreed upon by the parties hereto, LORAD shall not deliver Product(s) in excess of the quantities ordered nor in advance of the agreed delivery date. Absent such agreement, if such advance or excess deliveries occur, PMSNA shall be entitled - at its option - to refuse those Products or keep them at its warehouse. Payment under any invoice related to those deliveries shall not be due until the date originally set for such delivery.

5.7       Invoices

All invoices shall contain at least the following information:

      Purchase Order Number
      Type-Number of Product (PMSNA's 12-digit ID-number)
      Name of the Product
      Serial Number(s) thereof
      Indication of "certifiable items", contained in the Product
      Unit price and total price
      Bill of lading number

Invoices shall be submitted (an original and three copies) separately for each shipment.

6.        Production, Packing and Shipping

6.1       Production

The Product(s) shall be manufactured and tested by LORAD in accordance with the Specification.

6.2       Product Identification and Labelling

LORAD shall mark the Product(s) in accordance with PMSNA's marking specifications, set forth in Exhibit 1 hereto and - if applicable - with electrical current and frequency data.

The serial number shall be listed and used on all documents, such as test protocols, delivery papers and invoices for easy evaluation and cross reference.

6.3       Packing, Delivery

The prices referred to include all appropriate and safe packing of Product(s), Option(s), Spare Part(s) and all other items supplied for air and ocean transport, unless otherwise specified in Exhibit 1 hereto.

The Packing shall be tested by PMSNA and approved in accordance with the relevant sections of Philips Packing Standard UN-D 1400, Publication no. UN-D 1400 (69), 1990-08-31. LORAD will use only this approved packing method of shipment of the Product(s). Changes in approved packing may be introduced only on PMSNA's written request or after PMSNA's prior written approval.
The Products will be packed in a neutral box. There will be no other logo or trademark inside or outside the packing. LORAD will, however, place promotional stickers on the packing as PMSNA may require. Such stickers will be supplied by PMSNA at no charge.

6.4       Labelling and Marking for Shipment, Trademarks

LORAD shall mark all packages and shipping papers (if applicable) with:

      Type-Number of Product (PMSNA's 12-digit ID-number)
      Name of the Product
      Serial Number thereof
      Indication of "certifiable items", contained in the Product
      Number of packages, if the shipment contains more than one package per product.

Products shall only bear trademarks, trade names or other indications as detailed in Exhibit 1 hereto.

Each party hereto acknowledges the other party's rights in and to said other party's trademarks and tradenames. Except as expressly set forth in this Agreement, the manufacture and supply of Product(s), Option(s), Spare Part(s) and packing with said trademarks and tradenames shall not be considered as giving either party any right to the other party's trademarks and tradenames or similar trademarks and tradenames.

6.5       Execution of Logistic Procedures

PMSNA may have the Graner Company division of Philips Electronics North America Corporation or Philips GmbH execute logistic procedures, such as, without limitation, placing Purchase Orders for any shipments of Product(s) sent ************************************, payment of invoices, transport arrangements, shipping instructions and handling of return shipments for repair or replacement on behalf of PMSNA. LORAD agrees to accept Purchase Orders from Graner Company or Philips GmbH and deal directly with them or their authorized agents with regard to scheduling, invoicing, warranty claims and all matters relating to such Purchase Orders issued by Graner Company or Philips GmbH.

The address and contact information for Graner Company is:

                  Graner Company
                  Philips Electronics North America Corporation
                  21 Grace Church Street
                  Port Chester, N.Y. 10573
                  Phone:  (914) 935-8014
                  Fax:   (914) 935-8019

Until further written notice Graner Company shall perform the services listed above in the first paragraph of this Section 6.5 for all Purchase Orders for Product(s), Option(s) or Spare Part(s) shipped to addresses ***************
*********************.

6.6       Export and Import Documentation

PMSNA shall obtain, at its own expense, any export or other official authorization and carry out any other formalities necessary for the transportation, exportation and importation of Product(s), Option(s) and Spare Part(s) to all jurisdictions in the Territory. LORAD shall provide all documentation (including test reports) reasonably necessary for PMSNA to prepare and submit the required documentation and to obtain any authorization necessary for such export and import.

Except as to compliance with the standards and legal requirements set forth in the Specification, Exhibit 4 and Exhibit 8, PMSNA shall be responsible for ensuring that the Product(s) comply with all local laws, standards and regulations in the jurisdictions in the Territory, other than *************** *************. LORAD shall be solely responsible for such compliance including labeling or listing Product(s), Option(s) or Spare Part(s) as may be required by the electrical codes, ordinances or regulations of *******************
*********.

7.        Quality

7.1       Design Requirement, Compliance

All obligations for testing of Product(s), Option(s) or Spare Part(s) to confirm that they comply with the Specification shall be the responsibility of LORAD.
Should it become evident that any Product(s), Option(s), Spare Part(s) or parts thereof are not in compliance with the applicable requirements of this Agreement and Exhibits 1, 3 and 4 hereto, LORAD shall, subject to Section 7.2, make all necessary corrections at its own expense.

7.2       Change in Requirements, Regulations or Standards

If any of the requirements, safety regulations and/or standards listed in the Specifications or in Exhibits 4 and 8 hereto change, LORAD shall, at its cost, make all the necessary modifications in and to the Product, Option(s) and/or parts thereof, including any Product(s) to which the change applies which have not then been accepted by the end-user.

Subject to the provisions of this Section 7.2, implementation of modifications or changes to Product(s) and Option(s) to comply with the safety requirements of any and all applicable statutes, rules and regulations, shall be mandatory.

As of the date the parties entered into this Agreement, changes to the specifications for all mammography systems sold and installed in the United States are under consideration by certain government agencies as a result, in particular, of the Mammography Quality Standards Act of November, 1992 (the "MQSA"). The final regulation implementing the MQSA is expected to be published at the beginning of 1994. The parties agree that any such changes affecting the design and/or performance of the Product(s), Option(s), Spare Part(s) and/or Component(s) will be incorporated therein in due time, in accordance with such legal and regulatory requirements. Each party shall bear its own costs and expenses related to these changes. The responsibilities of the parties with respect to any Product(s) and Option(s) installed at PMSNA's customers sites which may be subject to modification as a result of retroactive application of any such requirements shall be as set forth for warranty obligations in Article 8 of this Agreement, notwithstanding the fact that LORAD's warranty on such Product(s) and Option(s) may have expired.

If a revision or modification to any applicable standard or regulation results in extraordinary cost or expense to LORAD, the parties shall review and evaluate the change and make all reasonable efforts to find an acceptable solution. Notwithstanding the foregoing, any revision or modification to any applicable regulation or standard which is listed in the Specification, which cannot be incorporated in the Product(s) at a reasonable expense in LORAD's sole discretion (to be absorbed by LORAD) will be considered an event of force majeure as set forth in Article 14 below.

Any redesign of Component(s) which might be necessary as a result of new or revised industry standards or government regulations which affect the design or manufacture of such Component(s) shall be performed by PMSNA (or the Philips Associated Company which manufactures such Component(s)) at its own expense.

7.3       Quality System, Quality Control/Audits

LORAD agrees that its quality system shall comply with the regulations pertaining to the United States' Food and Drug Administration ("FDA"), Good Manufacturing Practices ("GMP") and shall also use its best efforts to comply prior to the end of 1994 with the International Organization for Standardization ("ISO") standards entitled ISO 9001 "Quality systems - Model for quality assurance in design/development, production, installation and servicing" and "Quality Systems - Model for quality assurance in production and installation" ISO 9002 (a copy of the ISO certification shall be attached to this Agreement as Exhibit 8 when received).

Upon request and at least two (2) weeks advance written notice to LORAD, PMSNA's representative(s) or an independent notified body acceptable under GMP or ISO, may visit, at their expense, the facilities of LORAD at reasonable times to inspect the storage and quality of parts for Product in LORAD's facilities, and audit the quality control procedures and methods applied by LORAD in its facilities in the development and manufacturing and assembling of Products in accordance with GMP and, after LORAD obtains such certification, with ISO-9001.

With regard to the CE Mark, a certification which is to become mandatory in the European Community, LORAD will use its best efforts to obtain this approval/certification by December 31, 1994. PMSNA or one of the Philips Associated Companies will support LORAD in its contacts with the concerned European notified body. Cost consequences of design changes, if any, caused by changes relating to CE Mark certification are for the account of LORAD.

If LORAD does not comply with the ISO standards listed above and/or obtain
CE Mark certification by the date set forth in this Section 7.3 and if, as a result of such non-compliance or absence of CE Mark certification, PMSNA is prevented or prohibited by the statutes, regulations, ordnances or other legal requirements of one or more jurisdictions in the Territory, from importing and selling Product(s) or customers would be prevented or prohibited from operating Product(s) in such jurisdictions of the Territory and if PMSNA provides LORAD with a written statement or notice to that affect from an appropriate regulatory or standards agency, then LORAD and PMSNA shall negotiate an extension of the time allowed to PMSNA to purchase the minimum quantity set out in Section 4.1 of this Agreement. Neither party shall, in these circumstances, be obligated to bring the Product(s) into compliance with any alternate standards or certifications that may be acceptable in jurisdictions where sale, installation or use of Product(s) is prevented or prohibited by any lack of ISO compliance or CE Mark certification, after January 1, 1995.

7.4       Outgoing Inspection and Record Keeping

It is understood between the parties that under normal circumstances
Product(s) may be shipped directly by LORAD to customers in *************** ************* or to Philips Associated Companies for sales in ************** *******, or, preferably, to their final destination. Hence, PMSNA shall not be obligated to execute any incoming inspection or other inspection of Product(s), Option(s) or Spare Part(s) delivered hereunder by LORAD, for non-compliance with the Specifications.

Therefore, LORAD shall inspect all outgoing Products and/or parts thereof to be supplied to PMSNA strictly in accordance with Specifications and with the Acceptance Procedure as specified in Exhibit 4. This Acceptance Procedure will be set up or adapted - if necessary - in close cooperation between the quality officers of both companies.

LORAD will archive in a safe manner all records of the Product(s), or Option(s) e.g. the Product master file and especially all records/test protocols, for a period as required by law, but at least ************** after delivery of each Product or Option. These records will be made available if necessary and upon specified request of PMSNA.

7.5       Incoming Inspection

PMSNA may inspect the delivered Product(s), Option(s) and Spare Part(s) at PMSNA's factory or at PMSNA's customer's site, following the Acceptance Procedures set forth in this Agreement and the Exhibits hereto. PMSNA shall have the right to reject all or any of the Product(s), Option(s) or Spare Part(s) which are proven, upon inspection and testing by PMSNA, not to meet the applicable Specification(s), provided that such claim shall be submitted to LORAD with the supporting evidence within thirty (30) days after arrival date at the destination. LORAD shall ship a replacement within thirty (30) days of receipt of notice that a Product(s), Option(s) or Spare Part(s) is to be returned for such reason.

LORAD may inspect the delivered Component(s) at LORAD's factory, following such test protocols as have been agreed upon for them by LORAD and PMSNA.
LORAD shall have the right to reject all or any of the Component(s) which are proven, upon inspection and testing by PMSNA, not to meet the applicable specifications, provided that such claim shall be submitted to PMSNA with the supporting evidence within thirty (30) days after arrival date at the destination.
PMSNA shall ship a replacement within thirty (30) days of receipt of notice that a Component(s) is to be returned for such reason.

The parties agree that in the event of rejections of Product(s), Spare Part(s) or Option(s) by PMSNA and rejections of Component(s) by LORAD, that concern minor defects, each party will bear its own costs and expenses associated with testing, rejection, minor rework, retesting, return of materials etc. and not claim against the other for such costs and expenses.

Nevertheless, if such rejections exceed an acceptable level for either party, that party's costs and expenses of such rejection shall be subject to negotiation with the other party. In extraordinary cases, in which there is clearly an unacceptable level of rejection, LORAD and PMSNA shall decide in joint consultation:

a. which corrections and repairs can be made by the rejecting party against reimbursement by the other party for labor and other expenses incurred by the rejecting party in correction and repairing Products and/or parts thereof.

b. which Product(s) or Component(s) respectively, or parts thereof shall be replaced free of charge by the other party and within which period of time such replacement shall be effected, it being understood that all costs connected with forwarding of such replacement to the rejecting party and removing the defective part and installing the new one shall be for the account of the other party.

c. which replaced Product(s) or part thereof shall be returned to LORAD at LORAD's risk and expense or which replaced Component(s) or part thereof shall be returned to PMSNA at PMSNA's risk and expense.

In all cases the rejecting party shall advise the other party of the expected costs and receive the other party's approval thereof prior to taking action.

8.        Warranty

8.1       Extent of Warranty

LORAD warrants to PMSNA, Graner Company and Philips GmbH that the Product(s), Option(s) and Spare Part(s) including the Software/Firmware incorporated therein, comply in all material respects with the Specifications for such Product(s), Option(s) and Spare Part(s), are new and are free from defects in material and workmanship. Except as provided in Section 8.4 below, LORAD's sole obligation under the foregoing warranty shall be to replace or repair, at its sole discretion and at its sole cost and expense, any defective Product(s), Option(s) or Spare Part(s) returned to LORAD by or on behalf of PMSNA or a Philips Associated Company; provided, however, that (i) LORAD's sole obligation to replace or repair Product(s), Options(s) or Spare Part(s) shall not extend past the earlier of ******************** from the date of delivery of such Product(s), Option(s) or Spare Part(s) by LORAD to PMSNA or a Philips Associated Company or ****************** from the date of completion of its installation at a customer's site, (ii) PMSNA or its Associated Company shall have notified LORAD, prior to the expiration of such period, with respect to each claim that the Product(s), Option(s) or Spare Part(s) are defective, and (iii) LORAD shall have no obligation to repair or replace the defective Product(s), Option(s) or Spare Part(s) in the event that the Product(s), Option(s) or Spare

Part(s) have been transported, handled, stored or operated in an improper or other manner which adversely affects the Product(s), Option(s) or Spare Part(s).

LORAD shall use its reasonable best efforts to replace or repair Product(s), parts of Product(s), Option(s) and Spare Part(s), if required by this Section, at LORAD's cost within the shortest possible time.

8.2       Cost of Warranty Replacement or Repair

During the time LORAD's warranty is in effect for each unit of Product, each Option and each Spare Part, LORAD shall provide without charge to PMSNA all replacement parts necessary to correct any such Product, Option or Spare Part which proves to be defective and shall pay all shipping expenses (including reasonable return shipping expenses) associated with such replacement.

8.3       Limited Warranty

EXCEPT AS EXPRESSED OR SET FORTH IN THIS AGREEMENT AND THE EXHIBITS HERETO, PRODUCT(S), OPTION(S) AND SPARE PART(S) SHALL BE SUPPLIED BY LORAD TO PMSNA, GRANER COMPANY OR PHILIPS GMBH,
"AS IS." LORAD HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES (OTHER THAN THOSE SET FORTH IN THIS AGREEMENT)
EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT(S), OPTION(S) AND SPARE PART(S), INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. PMSNA ACKNOWLEDGES AND AGREES THAT IT HAS NOT RELIED ON ANY REPRESENTATIONS OR WARRANTIES MADE BY LORAD, EXCEPT AS SET
FORTH IN THIS ARTICLE.

PMSNA shall be responsible for warranty claims for Component(s) and all costs related thereto.

8.4       Epidemic Faults

Product(s), Option(s) and Spare Part(s) shall be free of Epidemic
Faults. Epidemic Faults are, for the purpose of this Agreement, defined as defects which

      - either are the same or have the same origin and occur over a period of ****************** during the ************* expected lifetime of the product with a class failure quantity of at least ************************ sequentially delivered Product(s), Option(s) or Spare Part(s), from the delivery date of the last sequentially delivered Product, Option or Spare Part, and

      - are such that they create an "unreasonable risk of substantial harm" as that term is defined by the United States, Food, Drug and Cosmetic Act and the regulations and guidelines issued thereunder.

In the event of the existence of an Epidemic Fault, the parties shall consult with and cooperate fully with each other in a timely way to determine if a safety concern exists and to take the appropriate actions and to allocate the resulting costs of such actions between them in accordance with the terms hereof.

LORAD shall within **************** after receipt of same respond to any question and provide all necessary information to the PMSNA Service

Department arising out of a recall or corrective action program or related program.

Furthermore LORAD shall inform PMSNA of all relevant details of substantially similar incidents that occur with LORAD's products similar to or part of Product(s).

In case of such Epidemic Fault(s), in any part or parts of Product(s) or any required recall program, LORAD shall, at its expense (including shipment to each customer's site), provide sufficient parts to replace all such parts in installed Product(s) and Product(s) purchased by PMSNA.

Spare Part(s) in stock which become obsolete due to Epidemic Fault(s) may be returned to LORAD and will be credited at the original invoice price or upgraded to the desired level at the expense of LORAD.

LORAD shall repair or replace uninstalled Product(s), Option(s) and Spare Parts which are subject to Epidemic Faults. LORAD warrants the Products, Options and Spare Part(s) not yet delivered will be so upgraded. For Products and Option(s) in the installed base, upgraded components or parts will be made available from LORAD at no charge and PMSNA will be responsible for removing the old components or parts and installing the new ones.

The remedies contained in this Section 8.4 shall be the sole remedies available to PMSNA in the event of an Epidemic Fault as defined herein, subject to the limitations set forth in Section 10.3 hereof.

9.        Service and Spare Parts

The Spare Part(s) supply, maintenance and repair of Product and general product and service support for the Product, to be provided by each of the parties shall be as set forth in Exhibit 3 hereto.

10.       Claims

10.1      Personal Injury and Property Damage

LORAD agrees to defend, indemnify and hold harmless PMSNA and Philips
GmbH from and against any and all loss, cost and expense, including counsel fees and all expenses of investigation, litigation, judgment and/or settlement, arising through or out of personal injury or death to person(s) or damage to property alleged or proven to have arisen out of failure of a Product(s), Option(s) or Spare Part(s) to meet the Specification or as a result of a defect in its workmanship or materials, provided, that in any such case where indemnification is sought hereunder (i) PMSNA or Philips GmbH shall have given prompt written notice to LORAD of such claim and the facts and circumstances relating thereto, (ii) PMSNA shall fully cooperate with LORAD in connection with any such claim by any governmental authority or third party,
(iii) LORAD shall have the sole right to defend, settle and compromise any such claim, and (iv) LORAD shall have no obligation to indemnify and hold harmless PMSNA for any negligent conduct of PMSNA or any action or omission by PMSNA in violation of this Agreement.

PMSNA agrees to defend, indemnify and hold harmless LORAD from and against any and all loss, cost and expense, including counsel fees and all expenses of investigation, litigation, judgment and/or settlement, arising through or out of personal injury or death of person(s) or damage to property which is alleged or proven to have arisen out of the negligent act or omission of
PMSNA, its officers, directors, employees or agents, provided, that in any such case where indemnification is sought hereunder (i) LORAD shall have given prompt written notice to PMSNA of such claim and the facts and circumstances relating thereto, (ii) LORAD shall fully cooperate with PMSNA in connection with any such claim by any governmental authority or third party, (iii) PMSNA shall have the sole right to defend, settle and compromise any such claim, and
(iv) PMSNA shall have no obligation to indemnify and hold harmless LORAD for any negligent conduct of LORAD or any action or omission by LORAD in violation of this Agreement.

LORAD shall obtain and maintain current, at all times during the Term of this Agreement and any extensions hereof, Commercial General Liability insurance (including products and contractual coverage) with an insurance company rated by Best "A" or better, in amounts not less than ********** single limit and ********** combined single limit. Such insurance shall cover, among other things, product liability claims relating to the Product. LORAD shall provide PMSNA with a certificate of such insurance from LORAD's insurer, updated upon expiration thereof. Such certificate shall designate PMSNA as a certificate holder. PMSNA shall receive no less than thirty (30) days prior written notice of cancellation or termination of such insurance.

10.2      Intellectual Property Indemnification

10.2.1    Indemnification by LORAD

LORAD shall defend PMSNA and its respective distributor, agent, dealer or customer against any claim by a third party that the manufacture, sale or use of a Product(s), Option(s) or Spare Part(s) supplied by LORAD *************** ************************************************************************** and
LORAD will pay any resulting penalties, judgments or awards finally determined by a court or other tribunal of competent jurisdiction to be payable in connection therewith, or amounts payable in settlement thereof, provided that in any such case where indemnification is sought by PMSNA hereunder (i) PMSNA shall have given prompt written notice to LORAD of such claim and the facts and circumstances relating thereto, (ii) PMSNA shall fully cooperate with LORAD in connection with any such claim, (iii) LORAD shall have the sole right to defend, settle and compromise any such claim and (iv) LORAD shall have no obligation to indemnify and hold harmless PMSNA for any negligent conduct of PMSNA or for any action or omission by PMSNA in violation of this Agreement. LORAD's obligations under this Section 10.2.1 are conditioned on PMSNA's agreement that, if the Product(s), Option(s) or Spare Part(s) or the manufacture, sale or use thereof becomes or in LORAD's reasonable opinion is likely to become, the subject of such a claim, PMSNA will permit LORAD, at any time thereafter, at LORAD's expense, either to procure the right for PMSNA to continue selling the Product(s), Option(s) or Spare Part(s) or to replace or modify, in a manner such that its performance is not degraded, the Product(s), Option(s) or Spare Part(s) so that it becomes non-infringing, and if neither of the foregoing alternatives is available on terms which are acceptable to LORAD in its reasonable judgment, LORAD may terminate this Agreement immediately as to that part of the Territory in which manufacture, sale or use of the Product(s),
Option(s) or Spare Part(s) may be infringing and LORAD shall reimburse PMSNA for the purchase price actually paid by PMSNA, less an allowance for depreciation, for Product(s), Option(s) and Spare Part(s) which can no longer be sold by PMSNA or a Philips Associated Company or used by their customers.
The foregoing states the entire liability of LORAD with respect to infringement of rights in intellectual property.

Notwithstanding the foregoing, LORAD shall have no liability under this
Section 10.2.1 for a claim by a third party that the manufacture, sale or use of a Product(s), Option(s) or Spare Part(s) infringes a patent, copyright, trade secret, mask work or other intellectual property right in any of the following circumstances: (i) The Product(s), Option(s) or Spare Part(s) was altered or modified by PMSNA or any third party and such alteration or modification resulted in or is the basis for the claim of infringement. (ii) PMSNA or its customers failed to use updated Product(s), Option(s) or Spare Part(s) provided by LORAD which would have avoided the claim of infringement. (iii) PMSNA or any third party used the Product(s), Option(s) or Spare Part(s) in combination with apparatus or software not furnished by LORAD; this combination resulted in or is the basis for the claim of infringement; and the claim of infringement would not have occurred if the Product(s), Option(s) or Spare Part(s) had been used in combination with the usual apparatus or software (if any) specified by LORAD for that use in or with the Product(s), Option(s) or Spare Part(s). In particular, LORAD shall be responsible for a claim of infringement by a Product(s), Option(s) or Spare Part(s) in combination with Component(s) if and only if that claim can also be stated in the same terms against the item which LORAD itself has specified for that use. (iv) The Product(s), Option(s) or Spare Part(s) was used in a manner for which it was not designed, specified or otherwise contemplated by LORAD and that use resulted in or is the basis for the claim of infringement. (v) PMSNA owns an intellectual property right or has a license which precludes it from being held responsible for the claim of infringement.

10.2.2    Indemnification by PMSNA

PMSNA shall defend LORAD and its respective distributor, agent, dealer or customer against any claim by a third party that the manufacture, sale or use of Component(s) supplied by PMSNA hereunder infringes a patent, copyright, trade secret, mask work or other intellectual property right and PMSNA will pay any resulting penalties, judgments or awards finally determined by a court or other tribunal of competent jurisdiction to be payable in connection therewith, or amounts payable in settlement thereof, provided that in any such case where indemnification is sought by LORAD hereunder (i) LORAD shall have given prompt written notice to PMSNA of such claim and the facts and circumstances relating thereto, (ii) LORAD shall fully cooperate with PMSNA in connection with any such claim, (iii) PMSNA shall have the sole right to defend, settle and compromise any such claim and (iv) PMSNA shall have no obligation to indemnify and hold harmless LORAD for any negligent conduct of LORAD or for any action or omission by LORAD in violation of this Agreement. PMSNA's obligations under this Section 10.2.2 are conditioned on LORAD's agreement that, if such Component(s) or the manufacture, sale or use thereof becomes or in PMSNA's reasonable opinion is likely to become, the subject of such a claim, LORAD will permit PMSNA, at any time thereafter, at PMSNA's expense, either to procure the right for LORAD to continue using such Component(s) or to replace or modify, in a manner such that its performance is not degraded, such Component(s) so that it becomes non-infringing, and if neither of the foregoing alternatives is available on terms which are acceptable to PMSNA in its reasonable judgment, PMSNA may terminate this Agreement immediately as to that part of the Territory in which manufacture, sale or use of such Component(s) may be infringing and PMSNA shall reimburse LORAD for the purchase price actually paid by LORAD, less an allowance for depreciation, for such Component(s) which can no longer be sold by LORAD or used by its customers. The foregoing states the entire liability of PMSNA with respect to infringement of rights in intellectual property.

Notwithstanding the foregoing, PMSNA shall have no liability under this
Section 10.2.2 for a claim by a third party that the manufacture, sale or use of a Component(s) infringes a patent, copyright, trade secret, mask work or other intellectual property right in any of the following circumstances: (i) The Component(s) was altered or modified by LORAD or any third party and such alteration or modification resulted in or is the basis for the claim of infringement. (ii) LORAD failed to use updated Component(s) provided by PMSNA which would have avoided the claim of infringement. (iii) LORAD or any third party used the Component(s) in combination with apparatus or software not furnished by PMSNA; this combination resulted in or is the basis for the claim of infringement; and the claim of infringement would not have occurred if the Component(s) had been used in combination with the usual apparatus or software (if any) specified by PMSNA for that use in or with the Product(s), Option(s) or Spare Part(s). In particular, PMSNA shall be responsible for a claim of infringement by a Product(s), Option(s) or Spare Part(s) in combination with Component(s) if and only if that claim can not also be stated in the same terms against the item which LORAD itself has specified for that use. (iv) The Component(s) was used in a manner for which it was not designed, specified or otherwise contemplated by PMSNA and that use resulted in or is the basis for the claim of infringement. (v) LORAD owns an intellectual property right or has a license trademark which precludes it from being held responsible for the claim of infringement.

10.3      Limitation

In no event shall either party be liable to the other for special, indirect or consequential damages of any kind including, but not limited to, loss of other business opportunity, profit or revenue or loss of goodwill, arising from any failure or matter arising under this Agreement. No claim or recovery by one party against the other shall be greater in amount than the purchase price of the individual unit of Product(s), Option(s) or Spare Part with respect to which such claim or recovery arose. Notwithstanding the foregoing, any obligation of the parties under Section 10.1 above with respect to personal injury or death to persons or damage to property shall not exceed ************************* and *********************************, and any obligation under Section 10.2 above with respect to intellectual property shall not exceed the aggregate purchase price to PMSNA of the Product(s) involved.

11.       ********************

11.1      ********************************

Without limiting LORAD's liability to PMSNA thereunder in any way whatsoever, it has been agreed that if LORAD;

      a) intends to enter or actually enters liquidation procedures (either voluntarily or forced); or

      b)  has entered bankruptcy procedures (either voluntarily or forced);
          or

      c) within ninety (90) days of written notification by PMSNA has not remedied any material breach of this Agreement,

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******************** ************************************ if and to the extent required by PMSNA, in exchange for compensation by PMSNA for LORAD's purchase price for such components and Spare Part(s).

11.2      ****************

Accordingly,*******************************************************************
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*******************************************************************************
***************************************** *******.

11.3      *****************

If, during the Term of this Agreement or any extensions hereof, there is a
********************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************
************************* ******PMSNA shall be solely responsible for the fees and expenses of setting up and maintaining the **************.
LORAD shall be responsible for its own costs and expenses of assembling, checking and keeping current the ********************************************
***********************************.  The terms for the escrow
*********shall be as agreed upon by the parties, consistent with those terms which are customary and reasonable for *************************** in the computer industry.

12.       Confidentiality

The parties shall not use, employ or disclose Confidential Information received from the other whether orally, in writing, by demonstration or otherwise except as is necessary to implement this Agreement, unless and to the extent the receiving party can prove by written record that it:

      a. was already in the public domain or becomes available to the public through no breach of this Agreement by the receiving party;

      b. was in the receiving party's possession prior to receipt from the disclosing party as proven by its written records; or

      c. was received independently from third party free to disclose such information to the receiving party; or

      d. was independently developed by the receiving party without use of the Confidential Information as proven by its written records; or

      e. became available by inspection or analysis of other products or techniques in the market.

In protecting Confidential Information, the receiving party will take all necessary precautions and Confidential Information will be treated in the same manner and with the same degree of care as the receiving party applies with respect to its own confidential information.

Nothing contained in this Article shall be construed as a grant of license to the other party, to make, use or sell any Product(s) using Confidential Information or as a license under any patents or claims covering same.

LORAD may, however, file a copy of this Agreement with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, provided that LORAD files a confidentiality request with the Securities and Exchange Commission seeking to protect the confidentiality of the pricing and forecasts herein and in Exhibit 2.

The provisions of this Article shall be in full force and effect retroactively from
March 18, 1992 and shall remain in full force and effect during the duration of this Agreement and five (5) years thereafter.

13.       Term and Termination

13.1      Term

This Agreement shall enter into force upon the date of signature by both parties and shall initially continue until the earlier of five (5) years from the date of the First Commercial Delivery of Product(s) under this Agreement or fulfillment of the minimum purchase commitment set forth in Section 4.1 above.

********************************************************************************
****************, unless and until ************************************

******************************** prior written notice to the other party, such notice being given as set forth in Section 15.10 hereof.

13.2      Termination for Cause

This Agreement may also be terminated as follows:

      a. if a party (the failing party) has not remedied any material breach of this Agreement within ninety (90) days of receipt of written notice (sent in accordance with Section 15.10 hereof) of such breach, said other party is entitled to terminate this Agreement and or any outstanding Purchase Order(s) placed hereunder immediately by notice to the failing party, such without prejudice to any other rights accruing under this Agreement or in law,

      b. by the other party in the event that either party shall cease to carry on business in the normal course, becomes insolvent, makes a general assignment for the benefit of its creditors, suffers or permits the appointment of a receiver or a manager for its business assets or avails itself or becomes subject to any proceeding under bankruptcy laws or any other statute or laws relating to the insolvency or protection of the rights of creditors, or

      c. by PMSNA by written notice to LORAD in the event the control of LORAD would pass to other(s) than those now exercising control.

13.3      Continuing Commitments

The termination of this Agreement shall not relieve or release either party from fulfilling any undertaking or commitment including, without limitation, those affecting payments, work and deliveries which arise by reason of any event other than termination, such as those arising from Purchase Order(s) placed pursuant to this Agreement prior to its termination.

14.       Force Majeure

In the event of Force Majeure the party being delayed or damaged thereby shall inform the other party as soon as possible but in any event within fourteen (14) calendar days after the start of such Force Majeure specifying the nature of the Force Majeure as well as the length of the delay which is expected.

In the event the Force Majeure situation continues for more than sixty days
(60) days or is expected to last longer than sixty (60) days then either party is entitled to terminate this Agreement by simple notice in writing and without either party being entitled to any claim for damages. Otherwise both parties' rights and obligations will be suspended and new time schedules and supply dates shall be agreed upon between the parties hereto.

Force Majeure shall be understood to mean and to include damage or delay by acts of God, acts of regulations or decrees of any Government (de facto or de jure), natural phenomena, such as earthquakes or floods, fires, riots, wars, shipwrecks, freight embargoes, labor disputes, defaults by suppliers or other causes, whether similar or dissimilar to those enumerated above, unforeseeable and beyond the reasonable control of the parties and which prevent the total or partial carrying out of any obligation under this Agreement.

PMSNA's purchase commitments under this Agreement are based on present market information and estimates shared by both parties and market growth figures extrapolated from that information. In the event of unforeseen circumstances, major shifts in the market for mammography equipment (such as the rapid development of significant new ultrasound technology similar to that being developed by other subsidiaries of Thermo Trex Corporation) which renders the Product obsolete or other occurrences which make distribution and sale not only of Product, but also of substantially similar products by other firms in the industry, impracticable at the levels contemplated by this Agreement, the parties shall negotiate in good faith and agree upon alternative quantities which are acceptable to both and reasonable given the then-current nature of the market for mammography equipment.

15.       General Terms and Conditions

15.1      Applicable Law

This Agreement shall be deemed to have been made in the State of Connecticut, shall be construed in accordance with, and the rights and liabilities of the parties hereunder shall be governed by the laws of such State, without regard to its conflicts of law doctrine, and this Agreement shall be deemed in all respects to be a contract of such State.

15.2      Attorney's Fees

In the event of any claim or controversy arising regarding the enforceability, interpretation or intent of this Agreement, the prevailing party or parties (to the extent prevailing) shall be entitled to its reasonable attorney's fee and expenses in addition to whatever other relief said party would otherwise be entitled.

15.3      Entire Agreement

This Agreement sets forth the entire intent and understanding among the parties relating to the subject matter hereof and merges all prior negotiations and discussions between them. No party shall be bound by any conditions, representations or warranty other than as expressly set forth herein or subse-quently set forth in writing executed by both parties hereto.

Neither PMSNA's general conditions of purchase nor LORAD's general conditions of sales are applicable to this Agreement or to any order and order confirmations for Product(s) or parts thereof in whole or in part.

15.4      Waiver

No waiver by any of the parties hereto of any breach of any condition, covenant or term thereof shall be effective unless it is in writing and it shall not constitute a waiver of such condition, covenant or term.

15.5      Severability

If any of the terms or provisions of this Agreement are determined to be invalid or unenforceable by any court of competent jurisdiction, it shall not invalidate the rest of this Agreement which shall remain in full force and effect as if such terms and provisions had not been a part of this Agreement.

Parties are, however, obliged to immediately replace this term or provision by an effective one, covering in so far as possible the original intentions of the parties as to its legal and economic contents.

15.6      Non-Assignment

This Agreement shall be binding upon and accrue to the benefit of the parties hereto, their respective successors and permitted assigns. This Agreement may not be assigned, transferred or hypothecated in whole or in part by either party without the prior written consent of the other party. No consent is required, however, to an assignment or transfer in whole or in part by PMSNA to any of the Philips Associated Companies. PMSNA shall notify LORAD of such assignment or transfer in writing. The references to Graner Company, Philips GmbH, and a Philips Associated Company or Companies in this Agreement are intended only as notice to LORAD that certain functions, rights and duties hereunder have been assigned to those entities as of the date of this Agreement.

15.7      Advertisements

LORAD shall not without PMSNA's prior written consent use PMSNA's or any other of the Philips Associated Companies' name or trademark as such and/or use name in connection with any advertisement or sale literature nor advertise that it is a supplier of PMSNA and/or the Philips Associated Companies and/or that this Agreement between LORAD and PMSNA has been concluded.

15.8      Sales and Applications Support

LORAD shall also provide materials, documentation and training for sales and applications training personnel of PMSNA or Philips Associated Companies and assistance in preparation of sales materials for Product(s) and Option(s), as reasonably required by PMSNA.

LORAD shall provide sales, applications and service training to support the introduction of the Product(s) to the market consisting of: (i) five sessions of sales training of no more than one day each, (ii) five sessions of applications training of no more than one day each, and (iii) five sessions of service training each of no more than five days duration. The sales and applications training and one of the service training sessions shall be held no later than four (4) weeks before the First Commercial Delivery of Product(s) under this Agreement. Each party shall bear its own expenses associated with training. The training shall be conducted by LORAD personnel at PMSNA's Shelton, Connecticut facility or at LORAD's facility in Danbury, Connecticut.

LORAD may charge PMSNA at LORAD's usual rate for additional training and documentation services.

LORAD's pricing for any new Product(s) or Option(s) added to the scope of this Agreement shall include sales, service and applications training as set forth above.

15.9      Project Leaders

Upon the signature of this Agreement either party shall appoint, by written notice, a Project Leader who shall represent his party in all communication, contacts, meetings, negotiations and reports, of technical nature as necessary for the performance of this Agreement. Any subsequent change of the Project Leader shall be notified in writing to the other party.

15.10     Notices

Notices will be addressed as follows:

      If to PMSNA:      Philips Medical Systems North
                        America Company.
                        710 Bridgeport Avenue
                        Shelton, Connecticut 06484

                        Attn:    Vice President,
                                 Marketing

                        cc:      Vice President and
                                 General Counsel

      If to LORAD:      LORAD Corporation,
                        36 Apple Ridge Road
                        Danbury, Connecticut 06810

                        Attn:    Mr. A. Pellegrino
                        cc:      Mr. H. Kirshner

or to such other address as the pertaining party will have previously notified to the other party.

All notices will be deemed given ten (10) working days after they have been mailed by registered mail or so much earlier as the receiving party can be proven to have received such notice.

15.11     Compliance with Law

Except to the extent it is precluded from doing so by the law of its principal place of business, each party agrees that the performance of its obligations, exercise of its rights and fulfillment of its duties under this Agreement shall comply with applicable laws and ordinances of each government having jurisdiction over such activity and all lawful orders, rules and regulations issued thereunder. The Product(s), Option(s) and Spare Part(s) in the form they are provided by LORAD to PMSNA shall comply with all lawful orders, rules and regulations applicable in ***************************** to their shipment, installation and use therein (including any such statutes and regulations relating to hazardous substances or environmental concerns), as well as all legal requirements relating to their export from the United States.

15.12     Surviving Articles

Articles 8, 9, 10, 11, 12, 15 and, as to Purchase Order(s) which have not been filled as of the date of termination or cancellation, Articles 4, 5, 6 and 7 and such other terms and conditions of this Agreement which are expressly intended to survive the expiration, termination or cancellation of this Agreement shall so survive.



IN WITNESS WHEREOF authorized representatives of the parties hereto have signed this document.


LORAD CORPORATION                          PHILIPS MEDICAL SYSTEMS
                                           NORTH AMERICA COMPANY



By: /s/ Hal Kirshner                       By:   /s/ Michael P. Moakley
   --------------------                          ----------------------
      Hal Kirshner                               Michael P. Moakley
      President                                  President
Date: DATE APPEARS HERE                    Date: NOV. 17, 1993
     ------------------                          ----------------------

                               List of Exhibits

The following Exhibits and Appendices are incorporated in this OEM Agreement between LORAD Corporation and Philips Medical Systems North America Company and are made a part hereof:


            Exhibit 1    Specification

            Exhibit 2    Planning and Prices

            Exhibit 3    Service Arrangements

                         Appendix 1  Field Problem Report

                         Appendix 2  List of Spare Parts

            Exhibit 4    Final Test Report

            Exhibit 5    Standard Form of Change Request

            Exhibit 6    Time Schedule

            Exhibit 7    Components from PMS\Logistic Procedures

            Exhibit 8    Lorad's ISO 9000 Certificate

            Exhibit 9    Exclusive Territory

                                      Exhibit 1

                  SYSTEMS SPECIFICATIONS FOR PHILIPS MAMMO DIAGNOST

         1.0  SCOPE AND PURPOSE

              This document is intended to define the requirements of a group of products called the "Mammo DIAGNOST 3000". The product is to be designed and manufactured for Philips Medical Systems by Lorad Corporation.

         2.0  APPLICABLE DOCUMENTS STANDARDS

              The following documents are incorporated into this document to the extent described in this specification.

              2.1  Philips Documents

                   **************************************************

                   **************************************************

                   ***********************************

                   **************************************************

                   **************************************

              2.2  Lorad Documents

                   *********************************************

                   ****************************

                        ***********
                        ***********
                        ***********
                        ***********
                        ***********

              2.3  Other Documents

                   2.3.1 IEC 601-1     [Medical electrical equipment]

                   2.3.2 IEC 601-2-7   [Particular requirements for the
                                       safety of high-voltage generators of
                                       diagnostic x-ray generators]

                   2.3.3 IEC 601-1-1   [Collateral standard: Safety
                                       requirements for medical electrical
                                       systems]


- - --------------------------------------------------------------------------------
Philips MD3000                     Page - 1                        15/October/93

                   2.3.4 IEC 601-1-2   [Collateral standard:
                                       Electromagnetic compatibility -
                                       Requirements and tests]

                   2.3.5 IEC 788 Publication
                                       [Medical radiology - Terminology]

                   2.3.6 IEC-4l7G      [Graphical symbols for use on
                                       equipment]

                   2.3.7 IEC-80l-2     [Electromagnetic compatibility for
                                       industrial-process measurement and
                                       control equipment. Part 2:
                                       Electrostatic discharge requirements]

                   2.3.8 EC            Medical Device Directive

                   2.3.9 U/L 187       [Standard for safety x-ray
                                       equipment]

                   2.3.10 CSA C22.2 No. 601.1-M90
                                       [Medical Electrical Equipment Part
                                       1: General Requirements for Safety]

                   2.3.11 2lCFR        U.S. Code of Federal Regulations

         3.0  FUNCTIONAL AND DESIGN REQUIREMENTS

              3.1  General System Requirements

                   3.1.1     ELECTRICAL INPUT

                             3.1.1.1   *************************
                                       ************************************

                             3.1.1.2   ******************************
                                       ******************************

                             3.1.1.3   ***********************

                             3.1.1.4   ***************************

                             3.1.1.5   ***********************************
                                       ***********************************

                             3.1.1.6   *****************************

                   3.1.2     DIMENSIONS

                             All dimensions are preliminary based on design for September 1993 unit.
                             3.1.2.1   Height


- - --------------------------------------------------------------------------------
Philips MD3000                     Page - 2                        15/October/93

                                       *******************

                                       *******************

                             3.1.2.2   Width

                                       *****************************

                                       *******************

                             3.1.2.3   Length

                                       ****************************

                             3.1.2.4   Weight

                                       ***********************

                                       ***********************

                   3.1.3     USE ENVIRONMENT

                             3.1.3.1   ***************************

                             3.1.3.2   **********************************

                             3.1.3.3   **********************************
                                       **********************************
                                       ********************

                                       ******************************

                             3.1.3.4   ************************************
                                       **********************

                             3.1.3.5   ************************************
                                       ************************************

                   3.1.4     NOT IN USE ENVIRONMENT

                             **********************************************

              3.2  Mechanical and Geometric Requirements


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 3                        15/October/93

                   3.2.1     ROTATION BRAKE

                             *****************************************

                   3.2.2     C-ARM ANGULATION

                             *****************************

                   3.2.3     VERTICAL TRAVEL

                             **********************************************
                             ***********

                   3.2.4 ALIGNMENT OF FOCAL SPOT, COMPRESSION DEVICE AND IMAGE RECEPTOR

                             **********************************************
                             **********************************************
                             ************************************

                   3.2.5     SOURCE TO IMAGE RECEPTOR DISTANCE (SID)

                             **********************************************

                             **********************************************
                             **********************************************

                                  ********************
                                  ********************
                                  ***************

                   3.2.6     COMPRESSION

                             3.2.6.1

                             **********************************************
                             *********************

                             ***********************

                                  *******************************

                                  *******************************

                                  *******************************

                                  ***********************

                                  *****************************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 4                        15/October/93

                             3.2.6.2   ********************************
                                       *********

                                       ****************************************
                                            ***********************************
                                            *****************

                                       ****************************************
                                            *****************

                                       ****************************************

                                       ****************************************
                                            *****************

                                       ****************************************
                                       ************************************
                                       ************************************
                                            ******

                             3.2.6.3   ******************

                                       *****************************************
                                       *****************************************

                             3.2.6.4   *********************

                                       *****************************************
                                       **************

                             3.2.6.5   ***************

                                       *****************************************
                                       ***********************************

                   3.2.7     MAGNIFICATION

                             3.2.7.1   ***************

                                       ************************************

                             3.2.7.2   *******************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 5                        15/October/93

                                       *******************

                             3.2.7.3   ****************

                                       **********

                             3.2.7.4   ************************************

                             3.2.7.5   ************************************

                   3.2.8     STEREOTACTIC CAPABILITY

                             **********************************************
                             *************

                             **********************************************
                             **********************************************
                             ********

              3.3  X-Ray Source Filtration and Collimation Requirements

                   3.3.1     X-RAY TUBE

                             3.3.1.1   Tube Type

                                       *********************

                             3.3.1.2   Focal spot size

                                       *********************

                             3.3.1.3   Tube loading

                                       ***********************

                             3.3.1.4   Tube voltage

                                       **********

                             3.3.1.5   Heat Capacity

                                       *************************

                             3.3.1.6   Maximum continuous heat dissipation

                                       ******


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 6                        15/October/93

                             3.3.1.7   Anode rotation speed

                                       ************************

                             3.3.1.8   Anode material

                                       ***************************

                             3.3.1.9   Anode angle

                                       ******

                             3.3.1.10  Anode disc diameter

                                       *****

                             3.3.1.11  X-ray window

                                       *****

                   3.3.2     X-RAY TUBE ASSEMBLY

                             3.3.2.1   Continuous heat dissipation

                                       ***************

                             3.3.2.2   Maximum temperature of housing
                                       surface

                                       *******

                             3.3.2.3   Filtration

                                       ****************

                             3.3.2.4   Safety class of IEC 601/88

                                       *******

                             3.3.2.5   Over-temperature protection sensor

                   3.3.3     X-RAY COLLIMATION

                             **********************************************
                             **********************************************
                             **********************************************
                             **********************************************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 7                        15/October/93

                             **********************************************
                             *********

                   3.3.4     LIGHT FIELD INDICATOR

                             3.3.4.1   ************************************
                                       ************

                             3.3.4.2   ************************************
                                       ************************************
                                       *************

              3.4  High Voltage Generator Requirements

                   3.4.1     MAXIMUM RIPPLE

                             *****

                   3.4.2     RATING AND DUTY CYCLE

                             3.4.2.1   Maximum voltage

                                       **********

                             3.4.2.2   Maximum power consumption (at 30kV,
                                       0.5 seconds)

                                       **********

                             3.4.2.3   Regulation type

                                       ********************

                             3.4.2.4   Continuous duty rating

                                       *****

                             3.4.2.5   Duty cycle

                                       ***************

                   3.4.3     RANGE KV,MAS

                             3.4.3.1   Tube voltage

                                       *******


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 8                        15/October/93

                             3.4.3.2   Tube current

                                       **************************************
                                       *****************************************
                                       ****************************************

                                       *************************************
                                       ***************

                                       *************************************
                                       *************************************
                                       **************************

                             3.4.3.3   Exposure time

                                       ******************
                                       *************************************
                                       *********

                   3.4.4     ACCURACY

                             3.4.4.1   Reproducibility of radiation output

                                       ******************************

                             3.4.4.2 Linearity of radiation output versus mAs product

                                       ************************************
                                       **********

                             3.4.4.3   Accuracy of tube voltage

                                       *****

                             3.4.4.4   Accuracy of mAs product

                                       ******************

                             3.4.4.5   Accuracy of mA

                                       *****

                             3.4.4.6   Accuracy of mAs post-exposure
                                       display

                                       ************************************
                                       ************************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 9                        15/October/93

              3.5  Image Receptors

                   **********

                   **********

                   *****************************************************

                   ****************************************

              3.6  AEC

                   3.6.1     DETECTOR DESIGN

                             **********************************************
                             ******

                   3.6.2     AEC POSITIONING

                             **********************************************
                             **********************************************
                             **********************************************
                             ************

                   3.6.3     ACCURACY

                             ************************************

                   3.6.4     REPRODUCIBILITY

                             **********************************

                   3.6.5     AEC EXPOSURE TERMINATION

                             **********************************************
                             ************

              3.7  Control and Display Requirements

                   *************************************************

         4.0  SAFETY REQUIREMENTS

              4.1  Electrical Safety

                   ********************************************************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 10                       15/October/93

                   ***************

                   4.1.1     CLASSIFICATION

                             **********************************************
                             ***************************************

                   4.1.2     LEAKAGE CURRENTS

                             4.1.2.1   ***************

                             4.1.2.2   ***************

                             4.1.2.3   ***************

                             Phillips has not confirmed these values

                   4.1.3     PROTECTIVE EARTH IMPEDANCE

                             **********************************************
                             ******************

                   4.1.4     EMERGENCY POWER OFF

                             **********************************************
                             ******************

              4.2  Mechanical Safety

                   **********************************************
                   ************************

                   4.2.1     ******************************

                   4.2.2     **********************************************

                   4.2.3     ***********************************

              4.3  Radiation Safety

                   **********************************************
                   ************

                   4.3.1     Interlocks

                             **********************************************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 11                       15/October/93

                             ***************

                             **************

                   4.3.2     X-ray Switch

                             **********************************************
                             ***********************

                   4.3.3     Exposure Duration

                             *******************************

                             ****************************

                             **********************************************

                             **********************************************
                             *******

                             ****************************

                   4.3.4     Radiation shield

                             **********************************************
                             **********************************************
                             *******

                             **********************************************
                             **********************************************
                             ********

         5.0  TEST AND COMPLIANCE REQUIREMENTS

              5.1  Test Requirements

                   5.1.1     **********************************************
                             **************************

                   5.1.2     **********************************************
                             *******************************************

                   5.1.3     **********************************************
                             ******************

                             **********************************************


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 12                       15/October/93

                             *******
                             **********************************************
                             *************************

         6.0  DOCUMENTATION REQUIREMENTS

              6.1  Deliverables

                   6.1.1     Operator's Manual - Mammographic System

                   6.1.2     Operator's Manual - Cytoguide Option

                   6.1.3     Technical Service Manual

                   6.1.4     Planned Maintenance Booklet

                   6.1.5 Site Planning Guide (with seismic mounting data)

              6.2  Relevant Document Specifications

                   6.2.1 Operator's Manual - Mammographic System: in lieu of a formal spec from Philips, Operator's Manual 4512 109 0734l/7l4H -1990-03
                             "mammo DIAGNOST UC" will be used
                             as a content and format guide.

                   6.2.2 Operator's Manual - Cytoguide System: Operator's Manual 4512 109 0955l/7l4H -1992-05,
                             Cytoguide Rel. 2 will be used as a content and format standard.

                   6.2.3 Service Manual: unnumbered document entitled "Service Documentation" (received from
                             PMSNA Tech. Pub. Mgr) will be used as a content guide. Supplied "Technical Service
                             Manual" for the mammo DIAGNOST UC (9885 291 40001) will be used as a format guide.

                   6.2.4 Planned Maintenance Booklet: PMSNA document entitled "SERVICE MANUAL
                             GUIDELINES, System Manual - Planned Maintenance" will be used as a standard.

              6.3  Language Requirements

                   6.3.1 Operator's Manuals (described in 6.1.1 and 6.1.2, above) will be produced in English, French,
                             German and Spanish versions.

                   6.3.2     Technical Service Manual and Planned
                             Maintenance Booklet (described in 6.1.3 and
                             6.1.4)
                             will be supplied only in the English language.

              6.4  Production

                   6.4.1     Lorad will print manuals.


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 13                       15/October/93

                   6.4.2 Production Manuals will be produced and bound in the manner exhibited by the mammo
                             DIAGNOST UC package. Philips will supply service manual binder and indexes.


- - --------------------------------------------------------------------------------
PhilipsMD3000                      Page - 14                       15/October/93

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   1 OF 35   NO. ************  C
                                ----------------------------------------------
                                             TITLE: Software Specifications for
                                             Philips MD 3000
- - --------------------------------------------------------------------------------
ISSUED          REVISED                                                 APP'D.
                C 10/15/93 ROGERS/WEICHERS                              10/15/93

- - --------------------------------------------------------------------------------





                                 ******************

                     SOFTWARE SPECIFICATIONS FOR PHILIPS MD 3000


         1.0  INTRODUCTION

         This document describes the functional requirements of the Operating Software for the Philips Mammo Diagnost 3000. The reader will find some text printed plain, and some in italics. Plain text is a general specification for the topic being discussed, while italic text represents a more technical software requirement.

         The designer may use different designations for labels denoting active low signals. The following text will consistently use a preceding slash (/) to the label name (i.e. /RESET), to imply that a logic low will activate the function.

         2.0  GENERAL DESCRIPTION

         The Philips MD 6000 memmography system********************************
         ************.

              ****************

              **********************************************
              **********************************************.

              **********************************************

              **********************************************

              **********************************************

              **********************************************
              ***********
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   2 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

         3.0   SPECIFIC REQUIREMENTS
               ---------------------

         3.1   DESIGN CONSTRAINTS
               ------------------

         3.1.1 Hardware

               A.)  **********************************************
                    **********************************************


               B.)  **********************************************
                    **********************************************
                    **********************************************

               C.)  **********************************************


         3.1.2 Software


               A.)  **********************************************
                    **********************************************


               B.)  **********************************************
                    **********************************************

               C.)  **********************************************

               D.)  *********************************************

         3.2   FUNCTIONAL REQUIREMENTS FOR POWER-ON DIAGNOSTIC TEST
               ----------------------------------------------------

               Upon power-on the software will automatically test the following conditions:

         3.2.1 Check Sum

               **********************************************
               **********************************************
               ****************
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   3 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------
       3.2.2  ************************************

              **********************************************
              **********************************************
              **********************************************
              **********************************

       3.2.3  ******************************


              **********************************************
              **********************************************
              **********************************************
              *******************************************

       3.3    Functional Requirements For Power On MACHINE SETUP
              SCREEN

       The User Option Menu sets up default settings used in the normal Main Menu. It will be selectable following power up diagnostics, when the operator is queried as to which menu is desired. Selecting 'Change' will bring up the User Option Menu, which will present the following menu display:

              1.   SET DATE
              2.   SET TIME
              3.   SET START UP DEFAULTS
              4.   SET MAGNIFICATION DEFAULTS
              5.   SET BACK-UP TIME
              6.   SELECT AUTO-KV WINDOW
              7.   SET PRE-COMPRESSION FORCE

       By pressing the number key corresponding to the desired item, the operator may edit any of the defaults.

       3.3.1     Set Date

                 This option will allow the operator to modify the time and to select among two methods of display. These will be MM/DD/YY or DD/MM/YY.

       3.3.2     Set Time

                 This selection will allow the operator to modify the time as well as to select a 12 or
                 24 hour clock.
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   4 OF 35   NO. ************  C
                                ----------------------------------------------
                                             TITLE: Software Specifications for
                                             Philips MD 3000
- - --------------------------------------------------------------------------------


         3.3.3     *****************************

                   Making this selection, will cause the following menu with one of the listed options to be displayed.
                                                ********
                   *************       *******************************
                   *************       *******************************
                   *************       *******************************
                   *************       *******************************
                   *************       *******************************
                   *************       *******************************

                   *************       *******************************
                        ********       *******************************
                   *************       *******************************
                   *************       *******************************

                   The user will be able to modify the default by using the Up/Down cursor keys to select the item, and then pressing the Change button to cycle through the available options. The option will be selected by pressing another character key other than the
                   "Change" key. "Return" will return the operator to the User Option Menu.

         3.3.4     **************************

                   Selecting this menu item, will present the operator with the following menu along with one of the listed options:

                                       *******************************
                   *************       *******************************
                   *************       *******************************
                   *************       *******************************
                                       *******************************
                   *************       *******************************
                   *************       *******************************

                   The operator will be able to select an item using the 'Up' and 'Down' cursor keys.
         _______________________________________________________________
         1.   Film type available only if DSM Receptor is not selected
         2. Available only if Manual or Auto Time exposure mode is selected.
         3.   Available only if Manual exposure mode is selected.
         4. Available only if Manual or Auto Time exposure mode is selected.
         5.   Available only if Manual exposure mode is selected.

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   5 OF 35   NO. ************  C
                                ----------------------------------------------
                                          TITLE: Software Specifications for
                                          Philips MD 3000
- - --------------------------------------------------------------------------------

              Options will be cycled through by pressing the Change key, and selected by selecting the next item, or pressing Return. which will return the operator to the main User Option Menu.

      3.3.5   ***************

              ***************************************************
              ***************************************************
              ***************************************************
              *************************************

              See also section 3.8.4.2

      3.3.6.  ****************************

              ***************************************************
              *************************

                              ************************
                   ***********************************
                   ***********************************

      3.3.7   ********************* Force

              Selecting this option will offer the operator two options, either ***************Force ********************Force. Whichever one was
              previously selected, will be displayed. The operator will be instructed to press the 'Change' key to cycle through the displayed forces or 'Clear' to select the opposite option (***** ****************). As the operator cycles through the displayed forces, the force will be video highlighted. The operator will be instructed to press 'Return' to select the highlighted force which will return the operator to the User Option Menu.

              *****************Force will offer the following display, with larger numbers representing increasing force:

                   ***************************
                   *******           *********
                   ***************************
                   ***************************

         *******force*************************************************
         ***********************force*********************************
         ********************************
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   6 OF 35   NO. ************  C
                                ----------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------






- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   7 OF 35   NO. ************  C
                                ----------------------------------------------
                                         TITLE: Software Specifications for
                                         Philips MD 3000
- - --------------------------------------------------------------------------------

              ***************force*********************************:

              **************************************************
                                      *************************
                                 **********************
                                 **********************


              **********forces*********************************************:

                       *********
                       *********
                       *********

        3.4   ****************************************************
              *******************


        3.4.1 Summary of C-Arm Switches

              A.   ********************************************************
                   ********************************************************

                        ****************
                        ****************
                        ******************
                        *************
                        ***************
                        *********
                        ***********

              B.   ********************************************************
                   ********************************************************
                   ***********

                        ******************
                        *************
                        ***************

              C.   *******************************************

                        ********************
                        ********************

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
          LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   8 OF 35    NO. ************   C
                                ----------------------------------------------
                                             TITLE: Software Specifications for
                                             Philips MD 3000
- - --------------------------------------------------------------------------------

              D. ******************** An additional switch will be provided for

                                 *******************

              When any of the above **************** are actuated, the following actions will be initiated:

     3.4.2    **********************

              ********************************************************
              ********************************************************
              ************************

              ********************************************************
              ********************************************************
              ********************************************************
              ********************************************************
              *********

     3.4.3    **************************

              ********************************************************
              ***********************************

              ********************************************************
              ********************************************************
              ********************************************************
              ********************************************************
              *************************************************

     3.4.4    ***********************

              ********************************************************
              *************************************

              ********************************************************
              ********************************************************
              *************************************

     3.4.5    ****************

              ********************************************************
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
          LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE   9 OF 35    NO. ************   C
                                ----------------------------------------------
                                             TITLE: Software Specifications for
                                             Philips MD 3000
- - --------------------------------------------------------------------------------

              ********************************************************

              ********************************************************
              ********************************************************
              **************

     3.4.6    **************************

              ********************************************************
              ********************************************************
              ********************************************************
              ********************************************************
              ********

              ********************************************************
              ********************

              ********************************************************
              ********************************************************
              ************************************

              ********************************************************
              ********************************************************
              **************

              ********************************************************
              ********************************************************
              ******************************************

              ********************************************************
              ********************************************************
              ********
- - --------------------------------------------------------------------------------
                            [FOOTNOTE APPEARS HERE]

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE  10 OF 35   NO. ************  C
                                ----------------------------------------------
                                             TITLE: Software Specifications for
                                             Philips MD 3000
- - --------------------------------------------------------------------------------


                              [FORM APPEARS HERE]

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard    STORAGE  11 OF 35   NO. ************  C
                                ----------------------------------------------
                                             TITLE: Software Specifications for
                                             Philips MD 3000
- - --------------------------------------------------------------------------------



         3.4.7.    *****************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   ***************************************

                      **   *********************************************
                           *****

                      **   ******************************

                   *****************************************************
                   *****************************************************
                   **********

                   *****************************************************

                   *****************************************************
                   ********************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   **********************************************

                   *****************************************************
                   *****************************************************
                   **********************************

                   *****************************************************
                   *****************************

         3.4.8     ****************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************

- - --------------------------------------------------------------------------------
[FOOTNOTE APPEARS HERE]

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   12 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------





                   *****************************************************
                   *****************************************************
                   ************
                   *********************************************
                   ************************************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   **********************************************

         3.5.      *****************************************************
                   ****************


         3.5.1     ************

                   *****************************************************
                   ******************

                   *****************************************************
                   *********************************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

         3.5.2     ************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   13 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------





                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

         3.5.3     ************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

         3.5.4     **************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   ***********************************

                   *****************************************************
                   *****************************************************
                   ********************************

         3.5.5.    ******************

                   *****************************************************
                   *****************************************************
                   ***********************************************

                   *****************************************************
                   *****************************************************
                   ***********************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   14 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

         3.5.6     *************

                   *****************************************************

                        ****************
                        ****************
                        ****************
                        ****************

                   *****************************************************
                   *****************************************************
                   *****************************************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************


                   *****************************************************
                   *****************************************************

                        *******************************
                        *******************************

                   *****************************************************
                   *****************************************************

         3.5.7.    ************************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

                   *****************************************************
                   *****************************************************
                   *****************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   15 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

         3.5.8     ******************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************

                   *****************************************************
                   *****************************************************

         3.6  *****************************************************
              ********************************************


         3.6.1     ***************************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************


                   3.6.1.1  ************************

                            ********************************************
                            ********************************************
                            ********************************************
                            ********************************************
                            ********************************************

                                ****************************

                        ***             ***            ***          ***
                        *******          **           *****          **
                        ******           **           *****          **
                        ******           **           ******         **
                        ******           **           ******         **
                        ******           **           ******         **
                        *******          **           ******         **
                        *******          **           *****          **
                        *******          **           ******         **
                        *******          **           ******         **
                        *******          **           *****          **
                        ******           **           ******         **
                        *******          **           ******         **

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   16 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

                        *********************************

              3.6.1.2   ************************

                        *****************************************************
                        *****************************************************
                        *****************************************************
                        ****************

                        *****************************************************
                        *****************************************************
                        ******

                3.6.1.3 *******************

                        Refer to section 3.4.8

         3.6.2  ******************

                *****************************************************
                *****************************************************
                *****************************************************

                *****************************************************

                *****************************************************
                *****************************************************
                *****************************************************
                *****************************************************
                *****************************************************
                ****************************************************

                *****************************************************
                *******************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   17 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

                                Figure 2 - Main Menu

                          ********************************

         ***************                              ***************

         **************                               ***************
         **********                                   *****************
                                                      ********************
         ********************     *******
         *********************    *************       ************    *****
         **********************   ********            *******        ******
         ***********************  ******
         ***********************  ****                **************

              *****************        **********************************
              *****************        **********************************
              *****************        **********************************
              *****************        **********************************

                                                           ***************
                                                           ***************
                                                           ***************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   18 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *************

                        ***************************
                        ********************************
                        ***************************
                        *****************************
                        *****************************
                        *****************************
                        *******************************
                        *******************************
                        ***************************
                        *******************************
                        *******************************
                        *****************************

                        **********************************************
                        ********************************

                        ************************************************
                        **********************************

                        ************************************************
                        ************************************************
                        *********************

                             *****
                             ********************
                             ************
                             ****************
                             **************
                             ********************
                             *******************



         3.6.3     *************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   ***************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   19 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   ************************

                        **********************************
                        *****************************
                        **********************************
                        **********************************

                   *****************************************************
                   *********

         3.7       *****************************************************
                   ***********

                   *****************************************************
                   *****************************************************
                   **************

         3.7.1     *********************

                   *****************************************************
                   *****************************************************
                   *********

                   *****************************************************
                   *************************************************

         3.7.2     ******************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   *****************************************************
                   ******************

                   *****************************************************
                   *****************************************************
                   **********

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   20 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

         3.7.3     ***************

                   *****************************************************
                   *****************************************************
                   *****************************************************
                   ********

                   *****************************************************
                   *****************************************************
                   ***********************

         3.8       *****************************************************
                   ******************

         3.8.1     ********

                   ************************

                        ************************************************
                        *******************

                        ************************************************
                        ************************************************
                        ************************************************
                        ************************************************
                        ***********

                        *****************************************************
                        *****************************************************
                        **********

                   **************************

                        *******************************************
                        ************************************************
                        ************************************************
                        **********************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   21 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

                                       TABLE 2

                              *************************

                                     ***********

                   ********************************
                   ****************************

                                     ***********

                   ********************************
                   ***************************

                                     ***********

                   *********************************
                   ****************************

         3.8.2     ********************

                   ***************


                        *****************************************************
                        *****************************************************

                        *****************************************************
                        ************************

                        *****************************************************

                        *****************************************************
                        *****************************************************
                        *****************************************************
                        *****************************************************
                        *****************************************************
                        *****************************************************
                        *****************************************************
                        *********************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   22 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                       ***************************************

                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        *********************************
                        ***********


                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************

         3.8.2.2   ***********************

                   *******************************************************
                   ***********************************

                   **************
                   ***************

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   ***************

                   *******************************************************
                   *******************************************************
                   *******************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   23 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------

            3.8.3  ****************

                   3.8.3.1   *********************

                             *********************************************
                             *********************************************
                             *********************************************
                             *********************************************
                             *********************************************
                             **********************************

                             *********************************************
                             *********************************************
                             *********************************************
                             *********************************************
                             ***************

                             **************************************************
                             **************************************************
                             **************************************************

                   3.8.3.2   **************************

                             **************************************************
                             **************************************************
                             **************************************************
                             ***********************

                             **************************************************
                             **************************************************
                             **************************************************
                             *******

                             **************************************************
                             **************************************************
                             **************************************************
                             **************************************************
                             ***********************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   24 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


              3.8.3.3   ****************

                        **************************************************
                        *************************

                        ****************************************
                        ****************************************
                        ****************************************************
                        ****************************
                        ***********************************************
                           ***************************

                                  **********
                                  **********
                                  **********

                           ***********************************************
                           ***********************************************

              3.8.3.4   ***************

                        ****************************************************
                        **************

                             *************************
                             *************************
                             *************************
                             ***************************************
                                    **********************************

              3.8.3.5   ***************

                        ***************************************************
                        ***************************************************
                        ***************************************************
                        ******

                        ************************************

                                          **************      ************
                                       *********   *****   *******    ******
                                       ---------   -----   -------    ------
                        ***************************************************
                        ***************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   25 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


              3.8.3.6   ***************

                        **************************************************
                        **************************************************
                        **************************************************
                        **************************************************
                        ******

              3.8.3.7   ****************

                        **************************************************
                        **************************************************
                        **************************************************
                        **************************************************
                        **************************************************
                        *********************

                        *****************************************

                        *************************************************

                                       ******
                                       *     *     *
                                       -     -     -
                        **********    ***   ***   ***   ***
                        **********     **    **    **   ***

                        **********************************************

         3.8.5     ********************

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   ****************************


                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************

                   *******************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   26 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                   *******************************************************
                   *******************************************************
                   ******************************

         3.9       *******************************************************
                   -------------------------------------------------------
                   ***********
                   -----------
         3.9.1     ******

                   *******************************************************
                   ***************************

                   *******************************************************

                   *********************

                        ****************************************
                        ****************************************
                        ****************************************
                        ****************************************
                        ****************************************
                        ****************************************

                   ******************************************

         3.9.2     ***********

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   ***********

                   *******************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   27 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                   ************************************

                        **************************************************
                        **************************************************
                        **********************************
                        **********************************
                        *************************************
                        *************************************
                        *************************************
                        ****************************************

                   *************

                        **************************************************
                        **************

                             **********
                             ***************
                             ************

                   *********************

                        *********************


         3.9.3     **********

                   *******************************************

         3.9.4     *******

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************

                   ***********************************

         3.9.5     ************

                   *******************************************************
                   *******************************************************
                   *************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   28 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


         3.10      ***********
                   -----------

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   **********

                   *******************************************************
                   *******************************************************
                   ****************************************

                   *******************************************************
                   *******************************************************
                   ****************************************

         3.10.1    ************

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   ***************
                   *******************************************************
                   *******************************************************
                   ********************************


         3.10.2    ***********

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   **********

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******

         3.10.3    ***********

                   *******************************************************
                   *******************************************************
                   *******************************************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   29 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                   *******************************************************
                   ********************************

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   **********************

         3.10.4    ***********

                   *******************************************************
                   *******************************************************
                   **********************

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   ************

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *********

         3.10.5    ***********

                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************************************
                   *******************************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   30 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                                ********************

         ***************************************************

         ************                  ******
         ------------                  ------
         **********************        *****************

         **********************        *****************************

         **********************        ***********************

         **********************        ******************************
                                       **********
                                            **
                                       ******************************
                                       *******************

         **********************        ****************

         *****************             ***********************

         **********                    *****************************

         **********                    *******************************

         *********************         ********************************

         ***********************            ***************************

         *****************             ***************************

         ****************              *********************************
                                       ******

         ********************          **********************************
                                       **********

         ***********                   *************

         ****************              ******************

         **************                ******************

         ***************               *********

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   31 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


         ***************               ***********************************
                                       *******

         **********************        **************************
         *************                 *********************

         **********************        ***********************************
                                       *****************************

         ********************          **********************************
         ***********************

         ***********************       ***********************************

- - --------------------------------------------------------------------------------
          LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   32 OF 35    NO. ************   C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                                *********************

         ***************

         ********* *******
         --------- -------
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************
         ****     *******     *********************

              ****************              ********
         ****     ******      ***********   *****  *******
         ****     ******      ***********   ****** ************
         ****     ******      ***********   ****** ************
         ****     ******      ***********   ****** ***********
         ****     ******      ***********   ****** ***********
         ****     ******      ***********   *****  **********
         ****     ******      ***********   *****  **********
         ****     ******      ***********          ******************

         *******

         **************

         **    *******    ***********    ****************   *******************
         *     *******    ***********    ****************   ********************
         *     *******    ***********    ************
         *     *******    ***********    ****************   ***
         *     *******    ***********    ****************   ********************
         *     *******    ***********    ****************   ********************
         *     *******    ***********    ****************   ********************
         *     *******    ***********    ****************   ********************
         *     *******    ***********    ****************   *******************


         --   ---------------
         **   ***************
         **   ***************
         **   *****************************************************
         ****************

- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   33 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


         ***********

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         *****************************************

         ******  ************      *******
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- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   34 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


                   APPENDIX A3 LORAD SERIAL COMMUNICATION PROTOCOL

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         **********************

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              **********
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- - --------------------------------------------------------------------------------
         LORAD Corporation       DATA      SHEET     DWG.              REV.
         Engineering Standard   STORAGE   35 OF 35   NO. ************  C
                                ------------------------------------------------
                                           TITLE: Software Specifications for
                                           Philips MD 3000
- - --------------------------------------------------------------------------------


         ******************************************************************
         *******************************

         ******************************************************************
         ****************************

         *********************************************

              *****************************

              ****************************************

         Agreement between Philips Medical Systems and LORAD      Exhibit 2

                                 Planning and Prices
                                 Date: 1, October 1993               Page 1





         **********

         **************


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         **********************

================================================================================
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================================================================================

         *****          *****     *****     *****   *****  *****   *****
                        *****     *****             *****  *****   *****
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         *****        ********    *****     *****   *****  *****   *****
================================================================================

         *****        ********    *****     *****   *****  *****   *****
         *****        ********    *****     *****   *****  *****   *****
         *****        ********    *****     *****   *****  *****   *****
         *****        ********    *****     *****   *****  *****   *****
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         *****        ********              ******         *****
         *****                    *****             *****          *****
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================================================================================
         *****        ********    *****     ******         *****   *****
         ******
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         ********
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         ******                                  ***
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================================================================================

                                                      November 11, 1993

                                      Exhibit 3

                                Service Arrangements

         Exhibit 3 to the OEM Agreement (the "Agreement") between LORAD Corporation ("LORAD") and Philips Medical Systems North America Company ("PMSNA") for supply of mammography x-ray systems.

         1.        Responsibilities for Product Service

         Unless agreed to otherwise,

         PMSNA is responsible for:

              -    installing and commissioning
              -    training of the user
              -    maintenance and repair at customers' sites
              -    regular training of the PMSNA field engineers

         LORAD is responsible for:

              -    provision and accuracy of documentation
              -    spare parts supply
              - provision of special tools as required for repair of Product(s)
                   (except for Component(s)), Option(s) or Spare
                   Parts
              - initial training and support of PMSNA service staff and regular training upon request

         2.        Product Delivery

         The requirements for delivery of Product(s), Option(s) and Spare Parts are as set forth in the Agreement and in the other Exhibits to it.

         2.1       Service Documentation

         2.1.1     Preparation of Service Documentation

         PMSNA will supply, at no cost to LORAD, binders with PMSNA's standard register into which the service documentation enumerated below shall be inserted by LORAD (hereinafter, the "Service Documentation" or, as assembled, the "Service Manual"). The binders will be ordered by LORAD from the PMSNA service organization with at least two months lead time before the date they will be needed by LORAD for assembly of the Service
         Manuals.

         The address for PMSNA's service organization is:

                   Philips Medical Systems North America Co.
                   P.O. Box 860
                   710 Bridgeport Avenue
                   Shelton, Connecticut 06484

         (1) Pricing for the Cytoguide adaptation and upgrade shall be ***** for a design using plastic bearings and ****** for a design using steel bearings. These prices are based on LORAD's preliminary estimate of its cost of producing the Cytoguide adaptation and upgrade. ****************************************************
               **************************************************************
               *********.

         LORAD shall furnish to PMSNA ninety (90) days before the First Commercial Delivery of Product, free of charge, two sets of Service
         Documentation. If the Service Documentation complies with Philips' standards, PMSNA will approve it for delivery and use by Philips' service organization.

         The Service Documentation labeling shall carry only the "Philips" name, trademark and Product or Option name (rather than LORAD's trademark or tradename for that product).

         PMSNA will assist LORAD in producing the said Service Documentation, but each party will bear its own costs with respect to preparing the Service Documentation.

         The Service Documentation will be updated by LORAD during the lifetime of the Product(s) or Option(s) to include all implemented changes and modifications pertaining to Product(s) or Option(s). Corrections (complete updated versions) will be furnished to PMSNA without additional charge. LORAD will supply new documents at least thirty
         (30)
         days before the first delivery of Product which has been modified or updated as provided in the Agreement.

         2.1.2     Service Manual

         For each Product or Option the following information shall be provided by LORAD as part of the Service Documentation and the Service Manual be organized in the following format:

                   -    Introduction and Technical Data
                   -    Installation
                   -    Setting to work
                   - Acceptance: specification checks and data applicable or field service
                   -    Corrective Maintenance
                   -    Diagnostic procedures for fault identification
                   -    Adjustment procedures
                   -    Instructions for assembly and disassembly
                   -    Instructions for removal and replacement
                   -    Procedures after repair or replacement
                   -    Simplified drawings to facilitate fault finding
                   -    Theory of operation and explanation
                   -    Diagrams and drawings
                   -    Repair procedures
                   -    Spare Parts lists with identification numbers
                   - Sorted by PMSNA ID code (a set of PMSNA ID codes will be provided to LORAD)
                   -    Sorted by LORAD ID code
                   -    Specification of repairable/replaceable items
                   -    Specification of required tools for:
                        -    Installation, setting to work and acceptance
                        - Maintenance, all non-metric tools required shall be listed separately

         The test and diagnostic software, if any, used by field service personnel
         will be made available by LORAD on a carrier suitable for the Product
         or
         Option and will be supplied with each Product or Option.  **********
         ****************************************
         **************************************************************
         ***************

         If PMSNA requires additional Service Manuals, LORAD will supply them at a price of ********************** for each set.

         2.1.3     Planned Maintenance Service Manual

         Planned Maintenance is defined as pre-planned actions performed to assure by means of systematic inspection that the Product or Option is working in a specified manner.

         The Planned Maintenance Service Manual is to be supplied directly to Philips' service organization, not packed in shipments of Product(s) or Option(s) to PMSNA.

         Initially, five (5) sets will be provided free of charge. Thereafter, PMSNA, may, free of charge, reproduce them for PMSNA's use or distribution to Philips Associated Companies, dealers, manufacturer's representatives and customers. PMSNA shall also have the right to revise, reorganize, translate or otherwise modify them for distribution to and use by Philips' service organization.

         The Planned Maintenance Service Manual will contain:

                        -    Schedule(s)
                        -    Instructions
                        -    List of Spare Part(s) to be replaced
                        -    List of required lubrication
                        - Specification of tools required (including non-metric tools)
                        -    Specification of other materials

         2.2       Language

         All Service Documentation will be made available in the English language.

         2.3       Additional Information on Data Carrier

         All service-related information provided by LORAD hereunder, including, in particular, Spare Part(s) lists and prices, will be made available to
         Philips' service organization on a data carrier, such as 3.5 inch floppy disk, and updated annually as necessary.

         3.        Support on Site

         If necessary and if requested by Philips' service organization, LORAD will provide support at customers' sites. Travel expenses, accommodations and all other travel and living expenses of LORAD's personnel at the site will be borne by PMSNA. All other costs will be covered by an all-inclusive fee of *****************************. If, however, the problem or functional defect is a result of a design defect, the per diem fee will not be payable to LORAD for the time spent correcting the defect and travel and living expenses will also be born by LORAD.

     4.        Maintenance

     4.1       Repair Policy

     Repair will be done by replacing field exchangeable Spare Part(s), either new or refurbished. LORAD will propose those parts in consultation with the PMSNA service organization. A list of these Spare Part(s) is attached (or is to be added when agreed upon) as Appendix 2 to this Exhibit.

     4.2       Reporting by LORAD about Reliability

     LORAD and PMSNA will exchange free of charge, all relevant data regarding reliability of the Product, including, but not limited to:

                        -    MTBF and MTTR-figures
                        -    Problem reports
                        -    Field failures
                        -    Parts usage and approx. costs

     at the Product and Spare Part level.

     4.3  Storage Conditions and Handling Procedures

     LORAD will specify the storage conditions for Spare Part(s), such as (but not limited to) temperature, humidity, shelf life and air pressure, for any Spare Part(s) for which there are special requirements in this regard.

     5.        Field Change Order ("FCO"), Problem Reporting and
               Service Information

     5.1       Field Change Orders

     5.1.1     Modification Kits

     Field modifications (referred to in this Exhibit as "Field Change Orders" or "FCO's"), if any, will be made available to PMSNA in form of individual modification kits in the quantity required to update the entire installed base of Product(s) or Option(s) to which each field modification applies.

     These kits shall contain:

                        - List of applicable Products and their serial numbers
                        -    Implementation instructions
                        -    Material and Spare Parts
                        -    Special tools (if any)

                        - Service Documentation and Operator's Manual updates

         Kits for field modifications in the categories of "mandatory for safety" and
         "action for performance" will be provided by LORAD to PMSNA without charge.

         5.1.2     Categories and Implementation of FCO's

         Three (3) categories of FCO's are distinguished:

                        -    Mandatory for Safety
                        -    Action for Performance
                        -    Service Recommendation

         Classification into any of these categories and the terms and conditions of any action will be determined by PMSNA, based upon applicable law and regulations, after consultation with LORAD.

         5.2       Field Problem Reporting by PMSNA

         PMSNA will report all problems using a Field Problem Report formsheet (an example is attached as an annex to this Exhibit). In order to shorten turnaround times, PMSNA may report problems to LORAD by telephone or fax. Telephone reports must be confirmed by a written Field Problem Report.

         The categories of Problems are defined as "very urgent problems," "urgent problems," "routine problems":

              VERY URGENT PROBLEMS

                   - Disable product or cause an abnormal termination of an application program.
                   - Cause danger for the patient being examined or for personnel operating the product.

              URGENT PROBLEMS

                   -    Disable a product under certain conditions
                   -    Disable certain function(s) of a product

              ROUTINE PROBLEMS

                   -    Problems other than VERY URGENT or URGENT

         As soon as possible, but ultimately within two (2) working days after a problem has been reported, LORAD will confirm receipt of a Field Problem Report and start reproducing and analyzing the Problem. In its confirmation LORAD will indicate the manner and time frame in which LORAD expects to have a preliminary and/or definite solution available, and it will use its best efforts to meet or exceed the following schedule:

         Time allowance:

                        Category       Definite Solution

                        VERY URGENT    *****************
                        URGENT         *****************
                        ROUTINE        *****************

         6.        Configuration Management

         6.1       Identification / Labeling of Spare Part(s)

         The packing as well as shipping documents for all Spare Part(s), assemblies and sub-assemblies will be clearly coded and marked.

         6.2       Registration

         LORAD will maintain a Configuration Record for each Product delivered indicating:

                        -    Product name,
                        -    Serial number,
                        - Code number of each printed circuit board ("PCB"), including Hardware and
                             Software/Firmware level (if any), and
                        - Identification of assemblies and subassemblies contained in the product by part numbers and serial number.

         The same procedure will apply for delivery of Field Change Order kits.

         With each FCO kit LORAD will provide PMSNA with the valid Configuration Record for the modified Product or Option.

         7.        Spare Part(s)

         7.1       Spare Part(s) List

         LORAD will provide to PMSNA a list of Spare Part(s) in Product(s) or Option(s) as built, containing the following information,

                        -    Spare Part numbers (to include the PMSNA- and
                             LORAD Spare Part numbers for reference)
                        -    Description of the Spare Part(s), including an
                             illustrated
                             explosion drawing, whenever applicable
                        -    Price of the Spare Part(s)
                        -    Repair and Exchange Prices
                        - Guaranteed delivery time per Spare Part or group of Spare Part(s)
                        -    Supplier name and address
                        - Restrictions on export from the United States (if applicable)

         7.2       Availability, Delivery

         LORAD will assure availability (F.O.B., Danbury, Connecticut) of Spare Part(s) no less than ***************** before the First Commercial Delivery of Product(s) or Option(s) or of each new version of a Product or Option.

         Delivery time for Spare Part(s) will be ********************** after receipt of order. For some Spare Part(s) LORAD may require a forecast in order to meet this delivery time. LORAD will advise PMSNA which Spare Part
         (s)
         are in this category.

         LORAD guarantees the availability of Spare Part(s) for Product(s) and Option(s) during a period of *************** after the last delivery of a
         Product or Option by LORAD to PMSNA under the Agreement. During the seventh year after the last dispatch of Product(s) or Option(s) PMSNA and LORAD will consult each other about the expected demand for Spare Part(s) over the remaining service life of the Product(s) or Option(s) and how this demand can best met in a cost effective way.

         7.3       Upgrade of Spare Part(s)

         Stocks of Spare Part(s) in PMSNA's stores which have become obsolete due to Field Change Orders will be returned to LORAD. The shipping costs will be borne by PMSNA. LORAD will credit to PMSNA the actual purchase value or modify the Spare Part to the highest configuration level, if applicable.

         7.4       Ordering of Spare Part(s)

         7.4.1     Stock Recommendations and Planning

         LORAD will provide PMSNA with recommendations for the stocking of Spare Part(s) required to support and maintain the Products and update such information as required.

         LORAD will recommend and allow PMSNA to initiate an end-of-life order after the agreed period.

         PMSNA will - in so far as possible - provide LORAD with a forecast of its expected demand for Spare Part(s).

         7.4.2     Priority 1 Orders (P1)

         Spare Part(s) to be delivered under a "Priority 1 order" (breakdown or out of stock situation) will be shipped by LORAD, using courier service to the shipping address indicated on PMSNA's notification or order, within 24 hours after notification in writing (e.g. by fax).

         LORAD will make all the necessary and appropriate shipping arrangements. PMSNA will reimburse the freight costs. LORAD will immediately inform PMSNA of the relevant shipping information and expected time of arrival.

     *****************************************************************
     ***********************************************

     7.4.3     Priority 2 Orders (P2)

     Spare Part(s) to be delivered under "Priority 2 orders" (replenishment orders) may be placed by PMSNA during the term of this Agreement or thereafter during the **************** set forth in the third paragraph of
     7.3 above. These Spare Part(s) will - in so far as they were forecasted - have a delivery time of ********* *********. In any case LORAD will use its best efforts to meet delivery requirements.

     LORAD will accept orders irrespective of value and will not impose surcharges on any order (except as may be agreed upon with PMSNA for Priority 1 orders).

     7.5       Repair

     7.5.1     Repair Services and Support

     Those Spare Part(s) which are identified as repairable items may be
     returned by PMSNA to LORAD for repair and will be   repaired to their
     highest configuration level within ********************* or be replaced within ***************.

     LORAD will provide repair services for a period of at least *********** after delivery of the last Product or Option under the Agreement.

     Repairs will not affect Form, Fit, Function, interchangeability or certification of the Spare Part(s).

     For warranty repairs, LORAD shall be responsible for arranging and paying for transportation and insurance for shipments of replacement parts to and from LORAD.

     For non-warranty repairs transportation charges to and from LORAD are the responsibility of PMSNA.

     LORAD will also provide Technical Assistance as required. A "help desk" will be available during regular working hours from 8:30 A.M. to 5:00 P.M. Eastern Standard Time.

     7.5.2     Warranty on Repaired Items

     Repaired parts will carry the same warranty as for primary delivered parts (as set forth in Article 8 of the Agreement).

     7.5.3     Repair at PMSNA

     If PMSNA decides in the future to start repair of exchangeable Spare Part(s) in its own workshops, then LORAD agrees to transfer to PMSNA all relevant information concerning, for example but not limited to:

                        -    Troubleshooting
                        - Component specifications (names and addresses of vendors included)
                        -    Adjustment procedures
                        -    Tools and repair aids (specifications and prices)
                        -    Initial training (if applicable)
                        -    Schematics and wiring diagrams
                        -    Test software and firmware

  The conditions (prices, reimbursement for work involved, etc.) for transfer will be negotiated at the time of such transfer.

  7.6       Packing

  Each Spare Part will be packed in such a way that it can be held in PMSNA'S inventory without repacking for storage or shipment.
  Electrostatic discharge packing is to be used where required.

  If applicable, Spare Part(s) shall be marked as subject or not subject to United States export restrictions. Each item shall also be marked with the country of origin.

  7.7       Prices

  Prices for any additional Spare Part(s) required for the Product(s) or Option(s) will be agreed upon between the parties when each new
  Product or Option is added to the scope of this Agreement and is incorporated in Appendix 2 at that time.

  The prices will be based on ************************************
  ******************.

  ****************************************************************
  ****************************************************************
  ****************************************************************
  ****************************************************************
  ****************************************************************
  ****************************************************************
  **********************************

  7.8       Modifications to Spare Part(s) (Because of FCO's)

  For modifications to Spare Part(s), or at the introduction of Product(s) or Option(s) for the Products, LORAD will make its best efforts to supply new Spare Part(s) and price lists at least ****************** before the First Commercial Delivery of that Option, Product or new version of a Product or Option which incorporates modified Spare Part(s), takes place.

  7.9       Second Sourcing

  LORAD will Provide PMSNA with the manufacturer's name and part numbers(s) for generic Spare Part(s), to enable PMSNA, if LORAD is unable to supply Spare Part(s), to directly source these generic Spare Part(s) from LORAD's suppliers.

         LORAD shall, however, remain responsible, as set forth herein, in the event certain Spare Parts are no longer available from such vendors.

         LORAD will then take all necessary actions to find, as soon as possible, substitutes for Spare Part(s) which are no longer available, including undertaking the necessary engineering and test work connected with such a substitution.

         8.        Training, Exchange of Experiences

         LORAD will provide adequate initial training for the Philips' service organization (a "train the trainer" program), to take place, preferably, in Danbury, Connecticut, as set forth in Section 15.8 of the Agreement. One training session will be held at least ***************** in advance of the First Commercial Delivery of the Product, and be in sufficient depth to enable PMSNA personnel to conduct the training of other PMSNA technical personnel. LORAD will assist PMSNA in preparing all documents and other training aids necessary for successful secondary training classes held by PMSNA. During instructor training classes, a complete set of Service Manuals will be made available free of charge by LORAD to the participants.

         If significant improvements are made to Products or new contract items are added to the scope of the Agreement, LORAD will provide training and documentation for those improvements or items on the conditions stated above.

         Once a year an exchange of experiences between PMSNA and LORAD will the planned.

         For all of the above activities, each party will bear its own costs.

         The schedule for the initial training will be set by mutual consent. Additional training will be scheduled on ************* notice from PMSNA.

         9.        Software Support and Maintenance

         9.1       General

         LORAD will provide support, preventive and corrective maintenance for Software/Firmware for a minimum of *************** following the last shipment of Product(s) or Option(s) to PMSNA under this Agreement.

         For this purpose, LORAD will keep available a software maintenance and support group with adequate know-how regarding the various versions of the software. This support will be in addition to that set forth in Article 8 of the Agreement. For modifications to Software/Firmware the procedure set forth in Section 3.3 of the Agreement will be followed.

         9.2       Definitions

         The following definitions will apply in addition to the other definitions in the Agreement:

         "Compatibility"
         will mean that a new Release or a new Level can replace the former Release(s) or Level(s) of the Software without degrading the functionality and/or affecting the interfacing of the Product or Software.

         "Release(s)"
         will mean a specified set of functions. A new Release of the Software will be made as a result of changed functional specifications and will also contain the solutions to problems of previous Levels. A Release may comprise a number of Versions.

         "Version(3)"
         will mean a distinction between various software programs which fulfil essentially the same class of functions, but which are different for alternative hardware choices and/or slightly different Software configurations and/or differences in performance and/or for commercial reasons.

         "Level(s)"
         will mean improved Software having the same functional specifications as before, but originating from changed (corrected) source code.

         9.3       General Support

         While maintaining compatibility LORAD will actively:

         search the Software/Firmware for errors and offer corrections therefor,

         investigate, produce and offer enhancements to the Software/Firmware which improve and optimize the user friendliness of the Software/Firmware,

         on request, provide advice with regard to the capabilities of the Software/Firmware in order to fully exploit its potential, and investigate advanced software diagnostics to aid the repair of equipment and maintain service efficiency and a low MTTR.


         9.4       Corrective Maintenance

         While maintaining compatibility and without prejudice to the procedures of Section 5.3 of this Exhibit LORAD will provide Corrective Maintenance by:

              delivering as soon as possible solutions for VERY URGENT and URGENT PROBLEMS in the form of preliminary solutions (temporary fixes only, no corrections to the Software/ Firmware) and definite solutions (corrections to the Software/ Firmware) if necessary in an unscheduled Level of the Software/Firmware.

              delivering solutions for ROUTINE PROBLEMS in the form of definite solutions as part of the next Level of the Software/Firmware.

         If LORAD cannot provide a definite solution without violating the compatibility of the Software/Firmware with the Product(s) or Option(s)' hardware or the Specifications, then LORAD will promptly so inform PMSNA in writing, with a comprehensive explanation of the reasons and consequences. LORAD will not undertake any implementation of such definite solution unless PMSNA has accepted the consequences of such action in writing.

         Both preliminary and definite solutions will be released to PMSNA as soon as possible, but only after LORAD has produced and tested each solution, in clinical application as well as in LORAD's product development laboratory. Definite solutions shall be included in the next available Level of any Release. The solutions will be documented and made available to PMSNA by the fastest means of communication and/or transportation.

         10.       Duration of Service Arrangements

         Unless explicitly agreed to the contrary in this Exhibit or in the Agreement itself, the arrangements of this Exhibit will come into effect on the same day as the Agreement and continue until *************** after delivery of the last Product or Option by LORAD pursuant to the Agreement.

         11.       Survival

         Should any of the provisions of this Agreement become invalid or be ruled invalid by a court of competent jurisdiction, this shall not impair the legal effectiveness of the others, the parties shall, however, immediately replace the invalid provision by one which, in so far as possible, has the same legal and economic effect as the former.


         Appendices:

         Appendix 1:    Field Problem Report
         Appendix 2:    List of Spare Part(s)

                                ACCEPTANCE TEST

         CONTENT:

         1.   Valid papers

              hardware specification version **************** software specification version **************** ******** list date ****************
              SUMMARY OF ACTION ITEMS date ******************
                   Mentioned open test are done in the meantime.
              time schedule (EXHIBIT 6 OF CONTRACT)

         2.   First Target: ******************************
              Open major problems:

              *********

                   -    *********************************
                   -    ****************
                   -    ***************************
                   -    ***********            **********
                   -    ***********            **********

              ********  *****************************************

              *********
                   -    *********************************
                   -    *****************************************************
                        ***********
                   -    ***********************************************
                   -    ********************

         3.   Second Target:      *************

              all points mentioned in the *************** all points listed in "SUMMARY OF ACTION ITEMS" all jobs listed in the time schedule
                   (EXHIBIT 6 of contract)
              Regarding the lower requirements for application this release is only valid for application and not for series.

                         WHAT KIND OF ACTIONS ARE NECESSARY
                          TO GET A RELEASE FOR APPLICATION

         The release for application will be done by Quality department in Hamburg. For a decision the following parts/information must be available before in Hamburg.

                   *    ***************************************************
                        **************

                   *    ********************************
                   *    ***********************************
                   *    ****************************************
                        ****************************************

         Requirements regarding software will be done by quality department in Hamburg a.s.a.p.

















          [/s/ Signature Appears Here]
         ------------------------------
         John Rogers, LORAD


          [/s/ Signature Appears Here]
         ------------------------------
         Judy Haynie, Philips


          [/s/ Signature Appears Here]
         ------------------------------
         Juergen Wiechers, Philips

                                   Exhibit 3
                                  Appendix 1
                                  ----------
                             Field Problem Report
                             --------------------

         SUPPLIER                           LICENSED PARTICIPANT

         FORM OF PROBLEM REPORT
         ----------------------


         1.   Required urgency

         2.   Reporting date

         3    Name
              Address of participant

         4.   Reference to Philips International Agreement no. ...

         5.   Equipment (hardware) and Software configuration.

         6.   Problem description

         7.   Conditions under which the problem occurs.


         Problem reports to be sent to:     Name      of Supplier
                                            Address
                                            Contact Person


         Supplier will inform requesting Participant about:

         -    Problem acceptance/rejection for further treatment

         -    Status of Solution such as:   temporary solution, to
                                            be solved in next
                                            release, problem
                                            solved etc.

                                   Exhibit 3

                                  Appendix 2

         PHILIPS MD3000 SPARE PARTS LIST    10/13/93              PAGE 1
         DOMESTIC VERSION

         * To assure latest software revision, these parts will be shipped direct from LORAD.
         -----------------------------------------------------------------
         #    PHILIPS P/N      LORAD P/N    DESCRIPTION              QTY
         -----------------------------------------------------------------
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
          *   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
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         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************     **
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         ---------------------------------------------------------------

         PHILIPS MD3000 SPARE PARTS LIST    10/13/93              PAGE 2
         DOMESTIC VERSION

         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************     **
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************     **
         **   **************   **********   *********************      *
         **   **************   **********   *********************     **
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************     **
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *
         **   **************   **********   *********************      *

                                      Exhibit 4
         mammo DIAGNOST 3000    Final Production Test               Page 1
         ------------------- ---------------------------------  ----------
         Distribution:
         Original: Archive at LORAD
         Copy:     PMS-Hamburg, attn. Incoming Inspection

         Philips ID-Number

         ***********************************     S/N   .....................
         ***********************************     S/N   .....................
         ***********************************     S/N   .....................
         ***********************************     S/N   .....................
         ***********************************     S/N   .....................
         ***********************************     S/N   .....................
         ***********************************     S/N   .....................





                                             Name:..........................

                                       Department:..........................

                                             Date:..........................

                                        Signature:..........................


                                                             Check OK
                                                                or
                                                           Insert Value
                                                           ------------

         1.   Production-Line Test

              Earth Resistance *****                            .......
              Earth leakage Current *****                          MA
              Touch voltage                                     .......
              High voltage test *****                           .......
              High voltage test *****                           .......

         2.   C-Arm Controls

              C-Arm up-movement                                 .......
              C-Arm down-movement                               .......
              C-Arm rotation release                            .......
              Compression Up                                    .......
              Compression down                                  .......
              Compression release                               .......
              Light field - illuminate the image field
                            for approximately 30 seconds        .......
              Compression handwheel                             .......
              Footswitches                                      .......
              Front panel release key                           .......

         mammo DIAGNOST 3000    Final Production Test               Page 2
         ------------------- ---------------------------------  ----------

                                                                     Check OK
                                                                        or
                                                                   Insert Value
         3.   C-Arm Movements

              C-Arm vertical movement
              *********** from floor (breast tray height)           cm

              C-Arm down movement motorized                         1b
              C-Arm up movement motorized                           1b

              C-Arm rotation
              ***************************************               1b
              C-Arm rotation         locked min...N                  N

         4.   Compression
              Compression plate selection

                   **********************                        .....
                   **********************                        .....
                   **********************                        .....
                   **********************                        .....
                   **********************                        .....
                   **********************                        .....


              Compression motorized up    **********                1B
              Compression motorized down  **********                1B
              Compression manual up       **********                1B
              Compression manual down     **********                1b
              Compression release         **********                cm
              (switch is located on the C-Arm 7 key
              switchpad and on the front panel)
              Compression release strength                           N
              tolerance

         5.   C-Arm Pivot Tube

              Gradient of C-Arm pivot tube                          mm

         6.   Filter and mirror
                                                                 .....
              Artefact free exposure                             .....

         7.   Resolution

              Fokus 0.1 > ..... lp/mm     vertical   x =         lo/mm
                                          horizontal y =         lo/mm


         8.   Labels

              Main identification plate
              X-ray tube compliance label
              HV-generator compliance label
              Beam limiting device compliance label
              X-ray control compliance label
              Image receptor support device compliance label
         mammo DIAGNOST 3000    Final Production Test               Page 3
         ------------------- ---------------------------------  ----------

                                                            Check OK
                                                               or
                                                          Insert Value

         9.   Evaluation Sheet for Text Exposure

         type                                                 ............

         **********
         Symetric Radiaton (left/right)
              Symmetry         a1 (left)  ......     mm
              Symmetry         a2 (right) ......     mm
         Symmetry deviation:   [a1-a2]                              mm

         Excess radiation or overradiation to the front: not less than 1 mm
              overradiation    b1 (left)  ......     mm
              overradiation    b2 (right) ......     mm
              Max excess radiation        ......     mm
         Straight forward: deviation [b1 - b2]                      mm

         **********
         Symetric Radiation (left/right)
              Symmetry         a1 (left)  ......     mm
              Symmetry         a2 (right) ......     mm
         Symmetry deviation:   [a1-a2]                              mm

         Excess radiation or overradiation to the front: not less than 1 mm
              overradiation    b1 (left)  ......     mm
              overradiation    b2 (right) ......     mm
              Max excess radiation        ......     mm
         Straight forward: deviation
                               [b1-b2]                              mm

         10.  Illuminance of Light Field

              Light field consistancy                              lux
              (The difference between background lux and light field lux ********)

              Light field alignment
              (The light field borders must be less than **** away from the x-ray field borders)




         11.  Exposure

              Auto-kV mode begin at *****                        .....
              Auto-kV mode keeps the exposure mAs within the
              preset "windows"                                   .....
              Small focus      **********                        .....
              Large focus      **********                        .....

         12.  Image Receptor Selection

              Cassette holder                                    .....
              Cassette type
              *********                                          .....
              Bucky                                              .....

         mammoDIAGNOST 3000     Final Production Test               page 4
         ------------------  ---------------------------------  ----------

                                                           Check OK
                                                              or
                                                          Insert Value
                                                          ------------
         13.  Aperture

              Auto-aperture                                      .....
              Fixed aperture                                     .....

         14.  x-ray prevention

              Patient shields
                      Abdomen shield                             .....
                      Face shield                                .....

              The official authorisation for the x-ray tube has been granted

         15.  Biopsy

         Couple the biopsy unit:    a lamp in the frame must
                                    be light up.                 .....

         The locking brakes for traverse and longitudinal
         carriage are applied       a lamp must light up.        .....

         Switch off the system.     The locking brakes for
                                    traverse and longitudi-
                                    nal carriage remain to
                                    be applied.                  .....

         Use the non-locking switch.
                                    The brakes are released.     .....

         Bring the radiography unit into the upright position.
                                    Exposure release must not
                                    be possible.                 .....

         Correction values for the position of the biopsy unit
         are entered.                                            .....

         Checking adjustment of the biopsy cone.                 .....

         Adjustment of the Z-axis of the needle.                 .....

         Checking the radiation going beyond the film.
         Symetric Radiaton (left/right)
              Symmetry          a1 (left)  ......    mm
              Symmetry          a2 (right) ......    mm
         Symmetry deviation:    [a1 - a2]                           **

         Excess radiation or overradiation to the front: not less than 1 mm
              overradiation     b1 (left)  ......    mm
              overradiation     b2 (right) ......    mm
              Max excess radiation         ......    mm
         Straight forward: deviation
                                [b1 - b2]                           **

         16.  Printer                                           ......

         17.  Keyboards                                         ......

         18.  Monitor                                           ......

                                      Exhibit 5

                           Standard Form for Change Request

         Standard Form for Change Request

         1.   Change request number: (date and sequence number)

         2.   Description of change:

              Change of:

         3.   Reason of the change:

         4.   Change proposed for series:

         5.   Change proposed for Serial Number:

         6.   Reference to Drawings:

         7.   Reference to Reports and/or telexes:

         8.   Consequences for Safety standards:

         9.   Consequences for Service documentation and/or spare parts:

         10.  Consequences for Delivery Time:

         11.  Consequences for Price:

         12.  Consequences for Interfaces:

         13.  Consequences for Stock:

         14.  Initiated by:

                                                                    Exhibit 6

                                    Time Schedule

                                Date: 1 October 1993

                                      (omitted)

         Agreement between Philips Medical Systems and LORAD     Exhibit 7

                      Components from PMS, Logistic Procedures
                           Date: 30 September 1993                  Page 1

         1.   Components

         The following Components are to be supplied to LORAD

         Philips Code Number           Name

         ***********                   ****************
         ***********                   ****************
         ***********                   ****************
         ***********                   ****************

         2.   Logistic Procedure

                                  (Drawing Omitted)

         Graner: actions, responsibilities

         -    import activities, custom clearance
         - stock keeping and reporting to PMS on incoming and outgoing material
         - handle LORAD's request and provide components to LORAD without charge, CIP, on an "just in time" procedure
         -    transport arrangement to LORAD
         -    handle return procedure if necessary

         Lorad:  actions, responsibilities

         -    Request from GRANER Components in due time
                    (average 1 week lead time or as found practical during daily operation)
         - stockkeeping (stock for manufacturing) not to exceed 1 months demand
         -    inventory control and reporting if required
         - returnshipment of Components, which found to be of not sufficient quality
         -    build in and test, shipment with Product

         Agreement between Philips Medical Systems and LORAD     Exhibit 7

                           Components from PMS, Logistic Procedures
                           Date: 30 September 1993                  Page 2
         -----------------------------------------------------------------
         3      Name and Addresses



                               Graner Company
                               Philips Electronics North American Corporation 21 Grace Church Street
                               Port Chester, N.Y. 10573



         NAME             TITLE         PHONE              FAX
         Al Singleton     President     001-914-935-8003   001-914-935-8019
         Gina Knox        Sr. Buyer     001-914-935-8070   001-914-935-8099
         Dianne DiBiello  Purch. Mgr    001-914-935-8040   001-914-935-8099
         Steven Holic     Log. Manager  001-914-935-8014   001-914-935-8019


                               LORAD Corporation
                               A subsidiary of Thermo Trex Corporation
                               36 Apple Ridge Road
                               Danbury, Connecticut 06810


         NAME             TITLE          PHONE             FAX
         Hal Kirshner     President      001-203-790-1188  001-203-792-8220
         John Rodgers     VP Research&E  001-203-790-1189  001-203-743-3370
         Barry Wrenn      VP Operations  001-203-790-1188  001-203-743-3370
         Jack DeMorro     Traffic Man.   001-203-731-8412  001-203-731-8440
         Bill Smith       Prod. Control  001-203-731-8417  001-203-731-8441

                                      Exhibit 8

                            LORAD's ISO 9000 Certificate

                          [To be added later as received].

                                      Exhibit 9
                          ***********************************Page 1
              =====================================================
              |*****      | *****      | *****      | ******      |
                             **                         **
              =====================================================
              |*****      |     x      |            |             |
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              =====================================================

              ***  ************************************************
                   ************************************************
                   ************************************************
                   ************************************************
                   *****

                                      Exhibit 9

              ********************************               *****
              --------------------------------               -----
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                                   Exhibit 9
                                                             Page 3
              **************
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                                   Exhibit 9
              **************                                 Page 4
              =====================================================
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              =====================================================
              |*****      | *****      |            | ******      |
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              =====================================================